                                                                   Exhibit 10.31

                    FOURTH AMENDMENT TO MASTER FUND AGREEMENT

     This Fourth Amendment to Master Fund Agreement ("Fourth Amendment") is dated as of December 31, 2003 by and between Thomas Enterprises, Inc., and Stan Thomas and the signatory parties listed below, generally, under the heading Seller (collectively, as "Seller") and Inland Real Estate Acquisitions, Inc., on behalf of itself and its nominee or designee that is an affiliate of The Inland Group, Inc., or Inland Retail Real Estate Trust, Inc., or Inland western Retail Real Estate Trust, Inc. ("Purchaser") in connection with the acquisition of the properties (Including future earn-out portions thereof) (the "Properties") which are the subject matter of that certain purchase agreement dated November 30, 2001, as amended, (collectively, the "Purchase Agreement").

     WHEREAS, the parties hereto entered into the Master Fund Agreement dated December 21, 2001, as amended by the First Amendment to Master Fund Agreement dated as of March 1, 2002 (the "First Amendment"), and the Second Amendment to Master Fund Agreement dated as of April 9, 2003 (the "Second Amendment"), and the Third Amendment to Master Fund dated as of May 29, 2003 (the "Third Amendment") (collectively, together with this Fourth Amendment, the "Master Fund Agreement," or the "Agreement"); and

     WHEREAS, the parties hereto desire to clarify the Agreement to add certain Seller's obligations in connection with the purchase by Inland Southeast King's Grant, L.L.C. ("ISE KG"), of the King's Grant Pavilion shopping center ("King's Grant") from Fourth Quarter Properties IV, Inc. ("FQPI") which shall be in addition to and not subject to the limitations of the amount of money to be deposited into the Master Fund Escrow Account.

     NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1.             The following paragraph is added to the Agreement:

                    POST CLOSING INDEMNITY AGREEMENT

            "Notwithstanding anything to the contrary contained in the Purchase Agreement or the Agreement including, but not limited to, the limitations on the amount of money to be deposited in the Master Fund Account by Seller or Stan Thomas, Seller and specifically including Stan Thomas, personally guaranty (to the extent of funds on deposit from time to time pursuant to the Master Fund Agreement) payment of the costs and expenses in regard to the Construction Indemnified Matters as defined by that certain Post Closing and Indemnity Agreement (King's Grant) dated as of December 31, 2003, and entered into by and among Stan Thomas, ISE GG, and FQPI (the KGPCI"), and Purchaser shall be permitted to draw against the funds on deposit from time to time under and pursuant to the Master Fund Agreement equal to the sum in cash of the costs and expenses not paid in accordance with the terms of the KGPCI. Notwithstanding the foregoing, the terms and provisions of this section shall terminate at such time as Remediation has occurred (as defined by the KGPCI)."

2. Except as modified hereby (and as previously modified by the First Amendment, the Second Amendment, the Third Amendment), the Agreement shall remain in full force and effect in accordance with its terms."

   IN WITNESS WHEREOF, the undersigned parties have executed this Fourth Amendment to Master Fund Agreement effective as of the fund date referred hereinabove.

   SELLER:

   /s/ Stan Thomas
   ----------------------------------
   Stan Thomas, as President of
   Thomas Enterprises, Inc.

   Date: December 31, 2003

   /s/ Stan Thomas
   ----------------------------------
   Stan Thomas, personally

   Date: December 31, 2003

   Fourth Quarter Properties, Inc.          Fourth Quarter Properties IV, Inc.

   By:   /s/ Stan Thomas                    By:  /s/ Stan Thomas
       --------------------------------         ------------------------------
        Stan Thomas, President                       Stan Thomas, President

   Date: December 31, 2003                  Date: December 31, 2003

   Venture Point I, LLC                     Fourth Quarter Properties XV, LLC

   By:   /s/ Stan Thomas                    By:  /s/ Stan Thomas
       --------------------------------         ------------------------------
   Its:  Manager                            Its: Manager
       --------------------------------         ------------------------------
   Date: December 31, 2003                      Date: December 31, 2003

   Southlake Pavilion Company, Inc.         Fourth Quarter Properties XI, LLC

   By:   /s/ Stan Thomas                    By:  /s/ Stan Thomas
       --------------------------------         ------------------------------
   Its:  President                          Its: Manager
       --------------------------------         ------------------------------
   Date: December 31, 2003                      Date: December 31, 2003

   Fourth Quarter Properties XXIII, LLC     Fourth Quarter Properties XXVII, LLC

   By:   /s/ Stan Thomas                    By:  /s/ Stan Thomas
       --------------------------------         ------------------------------
   Its:  Manager                            Its: Manager
       --------------------------------         ------------------------------
   Date: December 31, 2003                      Date: December 31, 2003

   Fourth Quarter Properties IX, LLC        Fourth Quarter Properties XVI, LLC

   By:   /s/ Stan Thomas                    By:  /s/ Stan Thomas
       --------------------------------         ------------------------------
   Its:  Manager                            Its: Manager
       --------------------------------         ------------------------------
   Date: December 31, 2003                      Date: December 31, 2003

   Fourth Quarter Properties XVII, LLC

   By:   /s/ Stan Thomas
       --------------------------------
   Its:  Manager
       --------------------------------
   Date: December 31, 2003

   PURCHASER:

   INLAND REAL ESTATE ACQUISITIONS, INC., or nominee

   By:   /s/ Karen Kautz
       ----------------------------------------
    Karen Kautz, Vice President

    Date: December 31, 2003

   INLAND SOUTHEAST KINGS GRANT, L.L.C.

   By: Inland Western Retail Real Estate Trust, Inc.,
   a Maryland corporation, member

   By:   /s/ Karen Kautz
       --------------------------------
   Name:    Karen Kautz
         -----------------------------
   As Its:  authorized agent
           ----------------------------

   Date: December 31, 2003

                                                                REVISED 12/18/03

                   NEWNAN CROSSING & PAVILION AT KING'S GRANT
                                    AMENDMENT

     This NEWNAN CROSSING, NEWNAN, GA AND PAVILION AT KING'S GRANT, CONCORD, NC. Amendment ("NEWNAN/GRANT AMENDMENT") by and among Thomas Enterprises, Inc., ("Thomas"), FOURTH QUARTER PROPERTIES, XIV, LLC. AND FOURTH QUARTER PROPERTIES XL, LLC. for Newnan and FOURTH QUARTER PROPERTIES IV FOR GRANT (collectively, "Seller") and Inland Real Estate Acquisitions, Inc., or its nominee, ("Purchaser") amends and modifies that certain agreement, (the "Agreement") dated November 29, 2001, and accepted on [ILLEGIBLE] 30, 2001, (the "Agreement") as amended by the Newnan Pavilion Amendment on December 6, 2001, by Thomas and the owners of [ILLEGIBLE] original properties (the "Original Properties") as described as Property 2 and Properties 4-10 in the Agreement, AND AS FURTHER AMENDED ON APRIL 8, 2003 FOR THE BARRETT, HERITAGE, AND HIRAM PROPERTIES, AND FURTHER AMENDED ON JUNE 24, 2003 FOR THE FAYETTE PAVILION PHASES I, II, AND III.

     Seller hereby agrees to sell and Purchaser hereby agrees to purchase the NEWNAN CROSSING SHOPPING CENTER CONTAINING APPROXIMATELY 312,994 SQ. FT. LOCATED IN NEWNAN, GA ("THE NEWNAN PROPERTY") AND THE PAVILION AT KING'S GRANT SHOPPING CENTER CONTAINING APPROXIMATELY 79,009 SQ. FT. LOCATED IN CONCORD, NC (the "GRANT PROPERTY"), described on the Site Plan attached hereto as Exhibit A-15 and A-16 and containing the leases listed on Exhibit B-15 attached hereto for a purchase price of $43,211,676 FOR NEWNAN AND $9,932,450 for Grant and otherwise in accordance with the terms of the Agreement. Accordingly, the Purchase Price set forth in Paragraph 1 of the Agreement is hereby changed from $277,031,590, as amended to $316,314,590 as further amended to $481,759,402 and further amended to $658,294,537 AND NOW $711,438,663. The closing date for the NEWNAN/GRANT PROPERTIES shall be on or BEFORE DECEMBER 30, and the order of closing set forth in Paragraph 21 of the Agreement is amended to add the NEWNAN/GRANT PROPERTIES after the closings of all of the Original Properties, and the Newnan Property, except for those earnouts described in Exhibit D to the Agreement.

     All of the provisions of the Agreement requiring Seller to deliver title, survey, certificates of occupancy, leases, estoppel certificates and all other due diligence deliveries and closing documents shall apply to the NEWNAN/GRANT Properties in the same manner as applied to the Original Properties and all of Seller's representations, warranties, obligations and indemnities under the Agreement shall also apply to the NEWNAN/GRANT Properties. Likewise, all of Purchaser's rights of inspection, representations, warranties, obligations and indemnities under the Agreement shall apply to the NEWNAN/GRANT Properties in the same manner as applied to the Original Properties, including Newnan. All conditions and contingencies to Purchaser's rights and obligations to purchase the Original Properties, including Newnan, shall apply to the NEWNAN/GRANT Properties.

     PARAGRAPH 20, OF THE AGREEMENT IS HEREBY AMENDED TO INCREASE THE TERM FROM 3 YEARS TO 5 YEARS, AND SHALL INCLUDE NEWNAN.

     AT THE GRANT PROPERTY, THE PURCHASER WILL PURCHASE THE TOYS R US AS
     FOLLOWS: AT THE INITIAL CLOSING, THE PURCHASER WILL PAY BASED ON THE AMOUNT OF ACTUAL BASE RENT PAID BY TOYS R US (PROVIDED THEY ARE PAYING THEIR FULL PASS THROUGHS) DIVIDED BY THE CAPITALIZATION RATE OF 8.00%. IN OTHER WORDS, IF THE TOYS R US RENT IS $250,000 PER YEAR, BUT THEY ARE ONLY PAYING CURRENT $125,000, THEN THE PURCHASER WILL PAY $1,562,500. FOR THE NEXT 48 MONTHS FOLLOWING THE CLOSING, THE PURCHASER WILL BE OBLIGATED TO PAY THE BALANCE OF THE PURCHASE PRICE FOR TOYS R US PROVIDED TOYS R US INCREASES THEIR BASE RENT WITHOUT REDUCTION OF THEIR FULL PASS THROUGH REQUIREMENTS, AND FURTHER PROVIDED THAT THE RENTAL AMOUNT DOES NOT EXCEED THE TOTAL ORIGINAL BASE RENT OF $250,000. THE FORMULA FOR THE EARNOUT CLOSING DURING THE 48 MONTHS FOLLOWING THE INITIAL CLOSING SHALL BE BASED ON THE 10 YEAR TREASURY, OF 4.30%. THE PURCHASER'S CAPITALIZATION RATE OF 8.00% SHALL BE INCREASED OR DECREASED BY THE DIFFERENCE OF THE 10 YEAR TREASURY RATE AT THE TIME OF THE EARNOUT CLOSING. AS AN EXAMPLE; THE 10 YEAR TREASURY RATE WE WILL USE IS 4.30%; THE CAPITALIZATION RATE IS 8.00%, THE SPREAD IS 3.80%. IF THE 10 YEAR TREASURY INCREASES TO 4.40%, THEN THE CAPITALIZATION RATE WOULD INCREASE TO 8.10% AND LIKEWISE IF THE 10 YEAR TREASURY DECREASES TO 4.20%, THEN THE CAPITALIZATION RATE WOULD DECREASE TO 7.90%. IF AFTER 48 MONTHS FOLLOWING THE CLOSING, TOYS R US DID NOT INCREASE THEIR RENT FROM THE INITIAL CLOSING, THEN THE PURCHASER WILL HAVE NO OBLIGATION WHATSOEVER TO PAY ANY ADDITIONAL AMOUNT FOR THE TOYS R US PORTION OF THE GRANT PROPERTY.

     Exhibit C to the Agreement is hereby amended by the changes to Exhibit C attached to this the NEWNAN/GRANT Amendment.

     Exhibit D to the Agreement is hereby amended to add a reference to the NEWNAN/GRANT Properties (Exhibit B-15), in both paragraphs thereof.

     The Capitalization Rate applicable to the NEWNAN COMMONS PROPERTY IS 7.6192% AND FOR THE GRANT PROPERTY IS 8.00% and the Purchase Price will be decreased or increased at the closing in accordance with the terms of the first paragraph of Exhibit D AS AMENDED HERETO for the NEWNAN/GRANT Properties. For eighteen (18) months following the closing of the NEWNAN/GRANT Properties, Purchaser will pay an amount to Seller for new tenants of build-out vacant space in accordance with the second paragraph of Exhibit D.

     Purchaser's obligation to provide construction financing and pay earnout amounts, as set forth and pursuant to the terms of the first paragraph of the General Addendum shall be extended and apply to any unbuilt portion of the NEWNAN/GRANT Properties.

     NOT WITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE ABOVE PROPERTIES
     WILL: 1) NOT HAVE A MAXIMUM PURCHASE PRICE AS DEFINED IN THE AGREEMENT AND
     2) NOT BE PART OF THE MASTER FUND AGREEMENT.

     THE GENERAL ADDENDUM IN THE AGREEMENT HAVING TO DO WITH NEW CONSTRUCTION SHALL BE APPLICABLE.

     NEWNAN CROSSING AND PAVILION AT KING'S GRANT SHALL BE AN ALL CASH TRANSACTION.

     Except as modified hereby, the Agreement shall remain in full force and effect in accordance with its terms and all terms used in the Amendment and not otherwise expressly defined herein shall have the same meanings as defined in the Agreement.

PURCHASER:                          SELLER:                                SELLER:
INLAND REAL ESTATE                  THOMAS ENTERPRISES, INC.               NEWNAN CROSSING
ACQUISITION, INC                                                           FOURTH QUARTER PROPERTIES, XIV, LLC. AND
or its Nominee                      By: /s/ Stan Thomas                    FOURTH QUARTER PROPERTIES XL, LLC
                                       -------------------------

By: /s/ G. Joseph Cosenza           Its: President  Date 12-18-03          By: /s/ Stan Thomas
    ----------------------              -------------------------             ----------------------------------
    President  Date                                                        Its: Manager  Date 12-18-03
    --------------------                                                       ----------------------------------
                                    SELLER:
                                    PAVILION AT KING'S GRANT
                                    Fourth Quarter Properties IV

                                    By: /s/ Stan Thomas
                                        ------------------------------
                                    Its: Manager    Date 12-18-03
                                        ------------------------------

                                                                      12/18/2003

                             EXHIBIT B - 10 REVISED

                              NEWNAN CROSSING WEST

                                 INITIAL CLOSING

                                                                                                       LEASE             LEASE
                                                        ANNUAL          MONTHLY        RENT         COMMENCEMENT       EXPIRATION
                    TENANTS                S.F.       BASE RENT        BASE RENT   PER SQ. FOOT         DATE              DATE
-----------------------------------------------------------------------------------------------------------------------------------
Target - 110,000 SF open Shadow Anchor

BJS                                      115,396     1,009,715.00      54,142.92   $       6.75       May-03          January-24
The Corner Tavern                          6,000        ??,000.00       7,083.33   $      17.00     December-03       November-08
Great Clips                                1,200        21,?00.00       1,800.00   $      18.00     November-03       October-08
My Friend's Place                          1,?00        28,500.00       2,400.00   $      18.00     December-03       November-08
Planet Smoothie                            1,040        18,203.00       1,516.92   $      17.50     November-03       October-08
Cingular                                   1,700        31,?80.00       2,840.00   $      18.00     November-03       October-08
Ted's Montana Grill                        4,000        84,000.00       5,333.33   $      18.00     January-04        December-08
Banana Beach                               1,200        21,800.00       1,800.00   $      18.00     November-03       October-08
Totals                                   131,1?6     1,280,?98.00

                                 SECOND CLOSING

                                                                                                       LEASE             LEASE
                                                       ANNUAL           MONTHLY        RENT         COMMENCEMENT       EXPIRATION
                    TENANTS                S.F.       BASE RENT        BASE RENT   PER SQ. FOOT         DATE              DATE
-----------------------------------------------------------------------------------------------------------------------------------
Old Navy                                  25,000       225,000.00      18,750.00   $       9.00    September-99      September-04
Michaels                                  23,704       213,33?.00      17,778.00   $       9.00       June-99         February-09
TJ Maxx                                   30,194       220,500.00      18,375.00   $       7.30      August-99         August-08
Party City                                12,000       1??,000.00      13,000.00   $      13.00     October-99        October-09
Hibbett's Sporting Goods                   7,000        94,500.00       7,?75.00   $      13.?0     January-02        January-07
Radio Shack                                3,000        51,000.00       4,250.00   $      17.00      August-01         August-08
Hallmark                                   5,000        72,500.00       ?,041.?7   $      14.50       July-99         February-07
Office Depot                              30,000       322,500.00      26,875.00   $      10.75       June-99           June-14
Payless Showsource                         3,000        45,000.00       4,000.00   $      16.00     December-99       November-09
Sizes Unlimited                            5,000        77,500.00       6,458.33   $      15.??      March-00         January-12
Rack Room                                  7,300       116,800.00       9,733.33   $      18.00       July-99           July-0?
Stratus Communication                      1,300        22,750.00       1,895.?3   $      17.50     December-01       December-08
Crystal Nails & Tan                        1,300        23,400.00       1,950.00   $      18.00      April-02          April-07
O'Charley's G/L                                         ?0,000.00       5,000.00                    February-99       February-14
Totals                                   153,798     1,703,7??.00

                                 EARNOUT CLOSING

                                                                                                      LEASE             LEASE
                                                        ANNUAL          MONTHLY        RENT        COMMENCEMENT       EXPIRATION
                    TENANTS                S.F.        BASE RENT       BASE RENT   PER SQ. FOOT        DATE              DATE
-----------------------------------------------------------------------------------------------------------------------------------
Linen's N Things (Under Const) (Earnout)  28,000       308,000.00      25,???.?7   $      11.00       July-04         January-16
Totals                                    28,000       308,000.00

Grand Totals                             312,??4     3,292,?84.00

                            PAVILIONS AT KINGS GRANT

                                 INITIAL CLOSING

                                                                                                      LEASE             LEASE
                                                         ANNUAL         MONTHLY        RENT        COMMENCEMENT       EXPIRATION
                    TENANTS                S.F.        BASE RENT       BASE RENT   PER SQ. FOOT        DATE              DATE
-----------------------------------------------------------------------------------------------------------------------------------
Toys R Us  (Ground Lease)                 49,000       125,000.00      10,416.?7   $       2.55     October-02        October-12
Jared Jewelers                             ?,000       220,020.00      18,335.00   $      38.?7      August-02        January-23
Panora Bread                               ?,?08       10?,378.00       9,114.?7   $      19.50     November-03       October-13
Radio Shack                                2,400        40,?00.00       3,400.00   $      17.00      March-03          April-08
Olive Garden (Ground Lease)                8,500        80,000.00       ?,???.?7   $       9.41      April-02          April-12
Red Lobster (Ground Lease)                 7,500        80,000.00       ?,???.?7   $      10.87       May-02            May-12
Bank of America (ATM)                                   14,400.00       1,200.00
Totals                                    79,009       ???,???.00

                                 EARNOUT CLOSING

                                                                                                      LEASE             LEASE
                                                        ANNUAL          MONTHLY        RENT        COMMENCEMENT       EXPIRATION
                    TENANTS                S.F.        BASE RENT       BASE RENT   PER SQ. FOOT        DATE              DATE
-----------------------------------------------------------------------------------------------------------------------------------
Toys R Us (Ground Lease)                               125,000.00      10,416.?7   $       2.55     October-02        October-12
Totals                                                 12?,000.00

Grand Totals                              79,009       794,00?.00

                                   "EXHIBIT C"

                                                                                                 NEW           DEC. '01
                                                      ORIGINAL        NEW        ORIGINAL       TOTAL          CLOSING
     PROPERTY        Estimated        Closing Dates    SQ. FT.      SQ. FT.       PRICE         PRICE           PRICE
-------------------------------------------------------------------------------------------------------------------------
1. Barret                                                      0           0  $           0  $           0  $           0

2. Venture
   Duluth, GA        Est. 12/21/2001                    394,820      384,020  $  25,602,205  $  20,314,789  $  26,314,788

3  Hiram                                                       0           0  $           0  $           0  $           0

4  Douglas
   Douglasville, GA  Est. 12/14/2001                    267,704      267,764  $  27,159,810  $  27,100,010  $  27,159,810

5  Southlake
   Morrow, GA        Est. 12/28/2001                    607,748      525,018  $  81,275,180    [ILLEGIBLE]  $  65,897,835

6  Turkey            Est. PH 12/28/2001 - 1/11/2002     230,280      272,803  $  29,123,001  $  32,611,779  $  22,03?,0?1
   Knoxville, TN
                     Est. PH 04/30/2002 - 09/30/2002

7  Westside          Est. 04/30/2002                    487,001      604,004    [ILLEGIBLE]    [ILLEGIBLE]
   Huntsville, AL

           SUBTOTAL                                                           $ 199,256,265  $ 208,040,716

8  Fayetteville      Est. 12/28/2001 - 1/11/2002                     271,858                 $  28,882,874  $  2?,?62,874
   Fayetteville, NC

9  Sarasota          Est. 12/20/2001 - 1/25/2002                     323,519                 $  40,0??,000  $  40,008,000
   Sarasota, FL

              TOTAL                                   1,847,053    2,458,774  $ 189,256,265  $ 277,081,890  $ 210,402,167

10 Newnan               Est. February 23, 2002                       481,004                 $   8,288,000
                                                                 -----------                 -------------
                                                                   2,979,775                   316,314,560

11 Barrett                 April 25, 2003                     -       400,??              -    [ILLEGIBLE]              -

12 Heritage                 May 15, 2003                      -      282,033              -    [ILLEGIBLE]              -

13 Hiram                    May 30, 2003                      -      387,407              -    [ILLEGIBLE]              -

                                                                   4,070,873                   [ILLEGIBLE]

14 Fayette
   [ILLEGIBLE]           ??? through 7/30/03                  -     1,14,003              -    [ILLEGIBLE]              -
                                                                 -----------                 -------------
                                                                   ?,485,276                 $ 658,284,537
                                                                 -----------                 -------------

15 Newnan Crossing        December 30, 2003                   -      212,804              -     48,212,575              -

16 Pavilion at
   [ILLEGIBLE]            December 30, 2003                   -       79,009              -      9,?32,450              -
                                                                   5,877,279                 $ 711,439,683
                                                                 -----------                 -------------

                                                                                 ADDITIONALLY
                                       AMENDED 12/3/01         FURTHER AMENDED     AMENDED
                                       REVISED 11/28/01        4/3/03, 8/24/03    12/18/03
                                     --------------------------------------------------------
                        JAN. '02           APRIL '02               JULY '02       SEPT. '02
                        CLOSING             CLOSING                CLOSING         CLOSING
     PROPERTY            PRICE               PRICE                  PRICE           PRICE
---------------------------------------------------------------------------------------------
1. Barret             $          0    $             0          $              0  $          0

2. Venture
   Duluth, GA

3  Hiram              $          0    $             0          $              0  $          0

4  Douglas
   Douglasville, GA

5  Southlake                            construction
   Morrow, GA                         loan or earnout

6  Turkey                            Commit to Purchase
   Knoxville, TN                      $    10,672,668

7  Westside                          Commit to Purchase
   Huntsville, AL                     $    5?,0??,735

           SUBTOTAL

8  Fayetteville
   Fayetteville, NC

9  Sarasota
   Sarasota, FL

              TOTAL   $          0    $    86,629,423           $              0  $          0

10 Newnan                Feb. 28
                        30,283,000

11 Barrett                       -                  -                         -             -

12 Heritage                      -                  -                         -             -

13 Hiram                         -                  -                         -             -

14 Fayette
   [ILLEGIBLE], GA               -                  -                         -             -

15 Newnan Crossing               -                  -                         -             -

16 Pavilion at
   [ILLEGIBLE]                   -                  -                         -             -

Fayette I and II
Contract Amendment

                              AMENDMENT TO CONTRACT

     THIS AMENDMENT TO CONTRACT (the "Amendment") is made and entered into as of the 3rd day of September 2003, by and between Thomas Enterprises, Inc. ("TEI"), and Fourth Quarter Properties I, Inc. ("FQPI") and Stan Thomas, individually ("Thomas") (collectively, "SELLER"), and Inland Real Estate Acquisitions, Inc., an Illinois corporation ("PURCHASER").

                              W I T N E S S E T H:

     WHEREAS, TEI, FQPI and Purchaser entered into that certain agreement having a date of November 29, 2001, and accepted on November 30, 2001, as amended by amendments dated December 6, 2001 (as to Newnan Pavilion), and April 8, 2003 (as to Heritage, Hiram and Barrett), and June 24, 2003 (as to Fayette Pavilion Phases I and II (the "Fayette I and II Property"), and Fayette Pavilion III) (the "Fayette Contract Amendment") (collectively, the "Contract"), for the sale and purchase of the properties therein described.

     WHEREAS, Purchaser and Seller have mutually agreed to amend certain provisions of the Contract.

     NOW THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller agree as follows:

     1. The Fayette Contract Amendment is attached hereto as Exhibit A, and made a part hereof.

     2. The eleventh (11th) paragraph of the Fayette Contract Amendment is hereby amended by deleting: "...July 30, 2003.." and substituting:
          "September 3, 2003" in its place.

     3. The fourteenth (14th) paragraph of the Fayette Contract Amendment is hereby deleted in its entirely and the following provision is substituted in its place: "At Closing, Seller shall credit Purchaser in the sum of Seven Million and no/100 Dollars ($7,000,000.00) as and for the estimated amount of prepayment penalty which will be due and payable to Seller's existing lender (the "Prepayment Credit"). Payment of the Prepayment Credit by Seller to Purchaser shall forever release Seller for any payment responsibility therefor."

     4. The sixteenth (16th) paragraph of the Fayette Contract Amendment is hereby deleted in its entirely and the following provision is substituted in its place: "At Closing, Seller shall credit Purchaser in the sum of Five Million Eighty-

Fayette I and II
Contract Amendment

          seven Thousand and no/100 Dollars ($5,087,000.00) as and for the amount of forward loan commitment fee payable by Purchaser to Purchaser's lender."

     5. Seller and Purchaser hereby agree that the purchase and sale of the Fayette I and II Property shall be accomplished by: (i) FQPI conveying its fee interest to Inland Southeast Fayette I and II, a Delaware limited liability company (the "LLC") with Thomas as the managing member thereof and the owner of a fifty-one percent (51%) member interest, and FQPI the owner of a forty-nine percent (49%) member interest, and (ii) FQPI initially selling and conveying ninety-nine percent (99%) of its forty-nine percent (49%) member interest in and to the LLC to Inland Retail Real Estate Limited Partnership (IRRELP), (iii) Thomas thereafter conveying his fifty-one percent (51%) member interest in and to the LLC to IRRELP, and (iv) FQPI thereafter conveying its remaining one percent (1%) interest of its forty-nine percent (49%) interest in and to the LLC to IRRELP.

     6. Except as modified by this Amendment, the Contract shall remain unmodified and in full force and effect.

     7. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one agreement. Each person executing this Amendment represents that such person has full authority and legal power to do so and bind the party on whose behalf he or she has executed this Amendment. Any counterpart to this Amendment may be executed by facsimile copy and shall be binding on the parties.

IN WITNESS WHEREOF, Purchaser and Seller do hereby execute this Agreement as of the date first written above.


    PLEASE SEE FOLLOWING PAGE FOR SIGNATURES

Fayette I and II
Contract Amendment


                                          SELLER:

                                          THOMAS ENTERPRISES, INC.

                                          By:  /s/ Stanley E. Thomas
                                              --------------------------------
                                          Name:  Stanley E. Thomas
                                                ------------------------------
                                          Its:   President
                                               -------------------------------


                                          FOURTH QUARTER PROPERTIES I, INC.

                                          By:  /s/  Stanley E. Thomas
                                              --------------------------------
                                          Name:   Stanley E. Thomas
                                                ------------------------------
                                          As Its: President
                                                 -----------------------------

                                          /s/ Stan Thomas
                                          ------------------------------------
                                          Stan Thomas, Individually


                                          PURCHASER:

                                          INLAND REAL ESTATE ACQUISITIONS, INC.,
                                          an Illinois corporation

                                          By:  /s/ G. Joseph Cosenza
                                              --------------------------------
                                               G. Joseph Cosenza, President

Amendment to Contract

                                FAYETTE PAVILION
                               PHASES I, II & III
                                    AMENDMENT

     This FAYETTE Pavillion, Fayetteville, Georgia Amendment ("FAYETTE Amendment") by and among Thomas Enterprises, Inc., ("Thomas"), Fourth Quarter Properties, I, Inc. and Fourth Quarter Properties XII, LLC (collectively, "Seller") and Inland Real Estate Acquisitions, Inc., or its nominee, ("Purchaser") amends and modifies that certain agreement, (the "Agreement") dated November 29, 2001, and accepted on November 30, 2001, (the "Agreement") as amended by the Newnan Pavilion Amendment on December 6, 2001, by Thomas and the owners of the original properties (the "Original Properties") as described as Property 2 and Properties 4-10 in the Agreement, and as further amended on April 8, 2003 for the Barrett, Heritage, and Hiram properties.

     Seller hereby agrees to sell and Purchaser hereby agrees to purchase the FAYETTE Pavilion, Phase I, II & III Shoping Center containing approximately 1,414,608 sq. ft. located in Fayetteville, Georgia (the "FAYETTE Property"), described on the Site Plan attached hereto as Exhibit A-14 and containing the leases listed on Exhibit B-14 attached hereto for a purchase price of $176,5?5,1?5 and otherwise in accordance with the terms of the Agreement. Accordingly, the Purchase Price set forth in Paragraph 1 of the Agreement is hereby changed from $277,031,590, as amended to $316,314,590 as further amended to $481,759,402 and now to $658,294,537. The closing date for the Fayette Properties shall be on or before July 15, 2003 for Phase III, and on or before July 30, 2003 for Phase I & II, and the order of closing set forth in Paragraph 21 of the Agreement is amended to add the FAYETTE Pavilion Properties after the closings of all of the Original Properties, and the Newnan Property, except for those earnouts described in Exhibit D to the Agreement.

     All of the provisions of the Agreement requiring Seller to deliver title, survey, certificates of occupancy, leases, estoppel certificates and all other due diligence deliveries and closing documents shall apply to the FAYETTE Properties in the same manner as applied to the Original Properties and all of Seller's representations, warranties, obligations and indemnities under the Agreement shall also apply to the FAYETTE Properties. Likewise, all of Purchaser's rights of inspection, representations, warranties, obligations and indemnities under the Agreement shall apply to the FAYETTE Properties in the same manner as applied to the Original Properties, including Newnan. All conditions and contingencies to Purchaser's rights and obligations to purchase the Original Properties, including Newnan, shall apply to the the FAYETTE Properties.

     Exhibit C to the Agreement is hereby amended by the changes to Exhibit C attached to this the FAYETTE Amendment.

     Exhibit D to the Agreement is hereby amended to add a reference to the the FAYETTE Properties (Exhibit B-14), in both paragraphs thereof.

     The Capitalization Rate applicable to the FAYETTE Properties is 7.6192%, and the Purchase Price will be decreased or increased at the closing in accordance with the terms of the first paragraph of Exhibit D as amended hereto for the the FAYETTE Properties. For eighteen (18) months following the closing of the the FAYETTE Properties, Purchaser will pay an amount to Seller for new tenants of build-out vacant space in accordance with the second paragraph of Exhibit D.

     Purchaser's obligation to provide construction financing and pay earnout amounts, as set forth and pursuant to the terms of the first paragraph of the General Addendum shall be extended and apply to any unbuilt portion of the the FAYETTE Properties.

     NOT WITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE ABOVE PROPERTIES
     WILL: 1) NOT HAVE A MAXIMUM PURCHASE PRICE AS DEFINED IN THE AGREEMENT AND
     2) NOT BE PART OF THE MASTER FUND AGREEMENT.

     THE GENERAL ADDENDUM IN THE AGREEMENT HAVING TO DO WITH NEW CONSTRUCTION SHALL BE APPLICABLE.

     IN THE AGREEMENT PARAGRAPH 20, IS HEREBY AMENDED TO INCREASE THE TERM FROM 3 YEARS TO 5 YEARS AND SHALL INCLUDE THE FAYETTE PROPERTIES.

     FAYETTE Phase III shall close on or before July 15, 2003, and Phases I & II shall close on or before July 30, 2003

     FAYETTE Phase III shall be an all cash transaction.

     FAYETTE Phase I & II, Purchaser will purchase subject to an existing first mortgage (SUBJECT TO LENDER'S APPROVAL) in the approximate amount of $47,694,37, with Seller paying all lender fees and costs.

     At closing, Seller shall place in Purchaser's escrow, the total pre-payment penalty expected to be required in December, 2004, at the time of the payoff of the existing financing. Said calculation for the pre-payment penalty shall utilize as it's basis, the appropriate treasury rate, (one day before the FAYETTE closing) for the period commencing December, 2004 through the end of the term of the existing first mortgage. That amount is expected to be approximately $7,000,000. It is understood that at the time that the existing first mortgage is paid off, if the pre-payment penalty is less than the amount escrowed, then the Seller shall receive any balance left in the escrow, including interest, after the full pre-payment penalty is paid, and likewise, if the pre-payment penalty is in excess of the amount Seller originally escrowed with Purchaser, then Thomas Enterprises, Inc., shall be liable and pay the difference required at the time of the payoff.

     In addition, Seller will place in Purchaser's escrow at closing, the entire amount of Principal Payments from the day of closing through December 2004, that would be required by the existing first mortgagee, Purchaser, on a monthly basis, can draw from that escrow the amount required to pay the Principal each month. At the time of the payoff of the existing first mortgage, Purchaser will reimburse Seller for the amount of this escrow AND ALL ACCRUED INTEREST.

     At the initial closing, Seller shall pay to Purchaser's lender, the total amount of the forward commitment fee required in order to refinance the existing first mortgage in December of 2004. This amount is expected to be approximately $2,100,000 to $2,300,000.

     NOT WITHSTANDING ANYTHING TO THE CONTRARY HEREIN OR ON EXHIBIT D OF THE AGREEMENT WITH REGARDS TO THE RETAIL SPACE FORMERLY OCCUPIED BY DECOR CONTAINING APPROXIMATELY 75,625 SQ. FT. SELLER SHALL HAVE 24 MONTHS FOR THIS SPACE FOR AND EARNOUT.

     Except as modified hereby, the Agreement shall remain in full force and effect in accordance with its terms and all terms used in the Amendment and not otherwise expressly defined herein shall have the same meanings as defined in the Agreement.

PURCHASER:                     SELLER:                             SELLER:

INLAND REAL ESTATE             THOMAS ENTERPRISES, INC.            FAYETTE Pavilion Phase III
ACQUISITION, INC
or its Nominee                 By:   /s/ Stan Thomas               FOURTH QUARTER PROPERTIES XII, LLC
                                   ----------------------------
By:   /s/ G. Joseph Cosenza    Its:  President                     By:  /s/ Stan Thomas
    ------------------------        ----------------------------      -------------------------------
Its:   President               Date:   6/26/03                     Its:  President
     -----------------------         ---------------------------        ------------------------------
Date:   June 24, 2003                                              Date:  6/26/03
      ----------------------                                             ------------------------------

                               SELLER:

                               FAYETTE Pavilion Phases I & II

                               FOURTH QUARTER PROPERTIES I, INC.

                               By:   /s/ Stan Thomas
                                   ----------------------------
                               Its:  Manager
                                    ---------------------------
                               Date:   6/26/03
                                     --------------------------

                                  EXHIBIT A-14

                                    [GRAPHIC]

                    BARRETT PAVILION, PHASE I, II, III & IV.
                                HERITAGE PAVILION
                           HIRAM PAVILION PHASE I & II
                                    AMENDMENT

     This Barrett Pavilion, Phase I, II, III & IV and Heritage Pavilion and Hiram Pavilion Phase I & II Amendment ("Barrett, Heritage, Hiram Amendment") by and among Thomas Enterprises, Inc., ("Thomas"), Barrett Pavilion Company, Inc., Fourth Quarter Properties VIII, Inc., Fourth Quarter Properties, Inc., Fourth Quarter Properties, XXI, L.L.C. and Fourth Quarter Properties, XXXVII, L.L.C. (collectively, "Seller") and Inland Real Estate Acquisitions, Inc., or its nominee, ("Purchaser") amends and modifies that certain agreement, (the "Agreement") dated November 29, 2001, and accepted on November 30, 2001, (the "Agreement") as amended by the Newnan Pavilion Amendment on December 6, 2001, by Thomas and the owners of the original properties (the "Original Properties") as described as Property 2 and Properties 4-10 in the Agreement.

     Seller hereby agrees to sell and Purchaser hereby agrees to purchase those certain shopping center properties containing approximately 460,555 sq. ft. located in Kennesaw, Georgia (the "Barrett Property"), 262,988 sq. ft. located in Smyna, GA (the "Heritage Property") and ?67,407 sq. ft. located in Hiram, GA (the "Hiram Property") described on the Site Plans attached hereto as Exhibit A-11, A-12 and A-13 and containing the leases listed on Exhibit B-11, B-12 and B-13 attached hereto for a purchase price of $80,000,000 for Barrett and $39,986,612 for Heritage and $45,508,000 for Hiram (collectively $165,444,812)
and otherwise in accordance with the terms of the Agreement. Accordingly, the Purchase Price set forth in Paragraph 1 of the Agreement is hereby changed from $277,031,590, as amended to $316,314,590 and now to $481,759,402. The closing date for the Barrett Property shall be on or before April 25, 2003 and for the Heritage Property on or before May 15, 2003 and for the Hiram Property on or before May 30, 2003, and the order of closing set forth in Paragraph 21 of the Agreement is amended to add the Barrett, Heritage, and Hiram Properties after the closings of all of the Original Properties, and the Newnan Property, except for those earnouts described in Exhibit D to the Agreement.

     All of the provisions of the Agreement requiring Seller to deliver title, survey, certificates of occupancy, leases, estoppel certificates and all other due diligence deliveries and closing documents shall apply to the Barrett, Heritage, and Hiram Properties in the same manner as applied to the Original Properties and all of Seller's representations, warranties, obligations and indemnities under the Agreement shall also apply to the Barrett, Heritage, and Hiram Properties. Likewise, all of Purchaser's rights of inspection, representations, warranties, obligations and indemnities under the Agreement shall apply to the Barrett, Heritage, and Hiram Properties in the same manner as applied to the Original Properties, including Newnan. All conditions and contingencies to Purchaser's rights and obligations to purchase the Original Properties, including Newnan, shall apply to the Barrett, Heritage, and Hiram Properties.

     Exhibit C to the Agreement is hereby amended by the changes to Exhibit C attached to this Barrett, Heritage, and Hiram Amendment.

     Exhibit D to the Agreement is hereby amended to add a reference to the Barrett, Heritage, and Hiram Properties (Exhibit B-11, B-12, and B-13) in both paragraphs thereof.

     The Capitalization Rate applicable to the Barrett Property is 8.2958%, and to the Heritage Property is 8.1929%, and to the Hiram Property is 8.098% and the Purchase Price will be decreased or increased at the closing in accordance with the terms of the first paragraph of Exhibit D as amended hereto for the Barrett, Heritage, and Hiram Properties. For eighteen (18) months following the closing of the Barrett, Heritage, and Hiram Properties, Purchaser will pay an amount to Seller for new tenants of build-out vacant space in accordance with the second paragraph of Exhibit D (but in no event in an amount more than the amount for the Barrett, Heritage, and Hiram Properties set forth in Paragraph 2 of the Barrett, Heritage, and Hiram Amendment and as listed on Exhibit C).

     Purchaser's obligation to provide construction financing and pay earnout amounts, as set forth and pursuant to the terms of the first paragraph of the General Addendum shall be extended and apply to any unbuilt portion of the Barrett, Heritage, and Hiram Properties.

     NOT WITHSTANDING ANYTHING TO THE CONTRARY HEREIN, THE ABOVE 3 PROPERTIES
     WILL: 1) NOT HAVE A MAXIMUM PURCHASE PRICE AS DEFINED IN THE AGREEMENT AND
     2) NOT BE PART OF THE MASTER FUND AGREEMENT.

     THE GENERAL ADDENDUM IN THE AGREEMENT HAVING TO DO WITH NEW CONSTRUCTION SHALL BE APPLICABLE TO HIRAM.

     THE PARAGRAPH IN THE AGREEMENT HAVING TO DO WITH THE FIRST RIGHT OF REFUSAL ON HIRAM IS HEREBY DELETED.

     IN THE AGREEMENT PARAGRAPH 20, IS HEREBY AMENDED TO INCREASE THE TERM FROM 3 YEARS TO 5 YEARS AND SHALL INCLUDE BARRETT, HERITAGE AND HIRAM.

     IN HIRAM THE ONLY OUTLET INCLUDED IS O'CHARLEY'S.

     Except as modified hereby, the Agreement shall remain in full force and effect in accordance with its terms and all terms used in the Amendment and not otherwise expressly defined herein shall have the same meanings as defined in the Agreement.

PURCHASER:                     SELLER:                             HERITAGE SELLER:

INLAND REAL ESTATE             THOMAS ENTERPRISES, INC.            FOURTH QUARTER PROPERTIES, INC.
ACQUISITION, INC
or its Nominee                 By:   /s/ Stan Thomas               By:  /s/ Stan Thomas
                                   ----------------------------       -----------------------------
By:   /s/ G. Joseph Cosenza    Its:  President                     Its:  President
    ------------------------        ----------------------------       ----------------------------
Its:   President               Date:   4/8/03                      Date: 4/8/03
     -----------------------         ---------------------------        ---------------------------
Date:   4/8/03
      ----------------------

                               BARRETT SELLER:                     HIRAM SELLER:

                               BARRETT PAVILION COMPANY, INC.      FOURTH QUARTER PROPERTIES, XXI, L.L.C. AND

                               FOURTH QUARTER PROPERTIES VIII,     FOURTH QUARTER PROPERTIES, XXXVII.
                                 INC.

                               By:   /s/ Stan Thomas               By:   /s/ Stan Thomas
                                   ----------------------------        ----------------------------
                               Its:  Manager                       Its:  Manager
                                    ---------------------------         ---------------------------
                               Date:   4/8/03                      Date:   4/8/03
                                     --------------------------          --------------------------

                                   "EXHIBIT C"

                                            AMENDED 12/3/01      FURTHER AMENDED
                                            REVISED 11/28/01         4/3/03

                                                                                     NEW          DEC. '01     JAN. '02
                         Estimated         ORIGINAL      NEW        ORIGINAL        TOTAL         CLOSING       CLOSING
   PROPERTY            Closing Dates        SQ. FT.    SQ. FT.       PRICE          PRICE          PRICE         PRICE
------------------------------------------------------------------------------------------------------------------------
1  Barrett                                        0          0   $           0  $           0  $           0  $        0

2  Venture        Est. 12/21/2001           334,620    334,620   $  25,862,205  $  28,314,769  $  28,314,789
   Duluth, GA

3  Hiram                                          0          0   $           0  $           0  $           0  $        0

4  Douglas        Est. 12/14/2001           267,764    267,764   $  27,159,610  $  27,159,610  $  27,159,610
   Douglasville,
   GA

5  Southlake      Est. 12/28/2001           507,748    523,848   $  61,275,188  $  65,897,803  $  65,897,803
   Morrow, GA

6  Turkey         Est. Ph. I:
   Knoxville, TN  12/28/2001 - 1/11/2002
                  Est. Ph. II:
                  04/30/2002 - 09/30/2002   239,260    272,800   $  29,123,691  $  32,611,779  $  22,039,091

7  Westside       Est. 04/30-09/30/2002     497,661    504,364   $  55,835,571  $  56,056,735
   Huntsville, AL                                                -------------  -------------

         SUBTOTAL                                                $ 199,256,265  $ 208,040,716

8  Fayetteville   Est. 12/28/2001 -
   Fayetteville,  1/11/2002                            271,859                  $  28,982,874  $  28,982,874
   NC

9  Sarasota       Est. 12/28/2001 -
   Sarasota, FL   1/25/2002                            323,519                  $  40,008,000  $  40,008,000

            TOTAL                         1,847,053  2,498,774   $ 199,258,265  $ 277,031,590  $ 210,402,167  $        0

                                                       481,004                     39,283,000
10 Newnan          Est. February 28, 2002            ---------                  -------------                  Feb. 28
                                                     2,979,778                    316,314,590                 39,283,000

11 Barrett             April 25, 2003             -    460,555               -  $  80,000,000              -           -

12 Heritage             May 15, 2003              -    262,933               -  $  39,936,612              -           -

13 Hiram                May 30, 2003              -    367,407               -  $  45,508,000              -           -

                                                     4,070,673                    481,759,402

                        APRIL '02        JULY '02   SEPT. '02
                         CLOSING          CLOSING    CLOSING
   PROPERTY               PRICE           PRICE       PRICE
-------------------------------------------------------------
1  Barrett             $          0      $      0   $       0

2  Venture
   Duluth, GA

3  Hiram               $          0      $      0   $       0

4  Douglas
   Douglasville,
   GA

5  Southlake           construction
   Morrow, GA         loan or earnout

6  Turkey           Commit to Purchase
   Knoxville, TN       $ 10,572,688

7  Westside         Commit to Purchase
   Huntsville, AL      $ 56,056,735

         SUBTOTAL

8  Fayetteville
   Fayetteville,
   NC

9  Sarasota
   Sarasota, FL

            TOTAL      $ 66,629,423      $      0   $       0

10 Newnan

11 Barrett                        -             -           -

12 Heritage                       -             -           -

13 Hiram                          -             -           -

                                 "EXHIBIT A-11"

                                    [GRAPHIC]

                                 "EXHIBIT A-12"

                                    [GRAPHIC]

                                 "EXHIBIT A-13"

                                    [GRAPHIC]

                                                                        4/3/2003
                                  EXHIBIT B-11
                      BARRETT PAVILION - KENNESAW, GEORGIA

                                                                                                    LEASE             LEASE
                                                                     ANNUAL          RENT        COMMENCEMENT       EXPIRATION
                    TENANTS                               S.F.      BASE RENT    PER SQ. FOOT        DATE              DATE
-------------------------------------------------------------------------------------------------------------------------------
Shadow Anchored by a 117,000 SF Target

                 PHASE I & II

Media Play (Best Buy)                                    49,412     439,767.00   $       8.90     October-94        January-15
Old Navy                                                 20,000     270,000.00   $      13.50     February-95       February-05
The School Box                                           36,531     310,514.00   $       8.50     January-00        January-05
Goody's                                                  35,573     355,730.00   $      10.00       May-96            May-11
Shoe Carnival                                            10,000     131,400.00   $      13.14     October-94        January-05
Goody's Expansion                                         9,735      97,350.00   $      10.00       May-01            May-11
Ulta III                                                  8,784     114,192.00   $      13.00     November-94       November-04

                  PHASE III

JoAnn's                                                  46,000     425,500.00   $       9.25       May-00          January-11
AMC Theater                                              94,774   2,723,805.00   $      28.74       July-99           June-19
Golfsmith                                                26,021     299,242.00   $      11.50       July-98           July-13
Terri's Furnishings (25 Stores)                          18,000     171,000.00   $       9.50       May-00           March-10
Bailey's Pub                                             10,500     178,710.00   $      17.02     February-02       November-11
The Melting Pot                                           4,500      76,500.00   $      17.00       May-02           April-12
TED'S MONTANNA GRILL (EARNOUT)                            3,600      57,600.00   $      16.00       MAY-03          NOVEMBER-07
PIZZA PARLOR (EARNOUT)                                    2,825      47,600.00   $      16.85
MARBLE SLAB (EARNOUT)                                     1,400      25,200.00   $      18.00       MAY-03          NOVEMBER-07

                  PHASE IV

HOME GOODS (TJX) (OPENED)                                25,000     262,500.00   $      10.50      APRIL-03         JANUARY-13
Landry's                                                  9,900      95,000.00   $       9.60       June-99           May-14
H.H.GREGG (OPENED)                                       30,000     300,000.00   $      10.00      APRIL-03         JANUARY-18
AMBUSH (LEASED)                                          12,000     162,000.00   $      13.50       JULY-03         JANUARY-08
Rafferty's                                                6,000      93,000.00   $      15.50       July-99          *July-09
TOTALS                                                  460,555   6,636,610.00

                                                                        4/3/2003
                                  EXHIBIT B-12
                       HERITAGE PAVILION - SMYRNA, GEORGIA

                                                                                                    LEASE             LEASE
                                                                     ANNUAL          RENT        COMMENCEMENT       EXPIRATION
                    TENANTS                               S.F.      BASE RENT    PER SQ. FOOT        DATE              DATE
-------------------------------------------------------------------------------------------------------------------------------
PetSmart                                                 25,589     339,310.00   $      13.26    September-95       January-16
TJ Maxx                                                  50,401     428,409.00   $       8.50      August-00         August-10
Media Play (Best Buy)                                    48,729     487,292.00   $      10.00      August-95        January-16
Marshall's                                               30,688     345,240.00   $      11.25     October-95        January-11
Hifi Buys (Tweeter)                                      20,072     366,314.00   $      18.25    September-95      September-10
Cost Plus                                                18,750     384,375.00   $      20.50     October-95        October-10
Michael's                                                17,020     280,830.00   $      16.50     October-95        January-11
Rhodes                                                   42,934     472,274.00   $      11.00      August-95         August-15
Ulta III                                                  8,750     148,750.00   $      17.00    September-95      September-05
ATM                                                                  19,200.00                    November-02       November-07
TOTALS                                                  262,933   3,271,994.00

                                                                        4/3/2003
                                  EXHIBIT B-13
                        HIRAM PAVILION - HIRAM, PAVILION

                                                                                                    LEASE             LEASE
                                                                     ANNUAL          RENT        COMMENCEMENT       EXPIRATION
                    TENANTS                               S.F.      BASE RENT    PER SQ. FOOT        DATE              DATE
-------------------------------------------------------------------------------------------------------------------------------
SHADOW ANCHORED BY SUPER TARGET,
 SAM'S CLUB & HOME DEPOT

                    PHASE I

Kohl's (Ground Lease)                                    86,584     359,324.00   $       4.15      March-01         January-22
Ross                                                     30,187     316,964.00   $      10.50     December-01       January-12
Famous Footwear                                          12,000     162,000.00   $      13.50     November-01       January-12
KB Toys                                                   5,000      70,000.00   $      14.00       May-02            May-07
Hibbett's                                                 5,000      70,000.00   $      14.00     January-03        January-08
Atlanta Bread                                             4,500      81,000.00   $      18.00      April-02          April-12
Washington Mutual                                         3,750      75,000.00   $      20.00       July-02           July-07
Payless Shoesource                                        2,800      47,600.00   $      17.00      March-02          March-12
Electronic Boutique                                       1,800      30,600.00   $      17.00     November-02       November-07
Sally Beauty                                              1,500      26,250.00   $      17.50     February-02       January-07
Fantastic Sam's                                           1,400      24,150.00   $      17.25      March-02          March-07
Goody's                                                  40,000     360,000.00   $       9.00      August-01         August-16
Vacant Shops (Under Negotiation)                          8,400     117,600.00   $      14.00     January-03        January-08
O'Charley's (Ground Lease)                                7,000      70,000.00   $      10.00      March-02          March-17
Mattress Firm                                             4,000      73,200.00   $      18.30      August-02         March-12
Vacant (Under Negotiation)                                3,000      58,500.00   $      19.50       June-03         January-08
Lemstone                                                  2,500      41,250.00   $      16.50     December-01       December-06
Vacant (Under Negotiation)                                2,400      38,400.00   $      16.00       June-03         January-08
Johnny's Ny Pizza                                         2,300      40,250.00   $      17.50     February-02       February-07
Vacant (Under Negotiation)                                2,100      37,800.00   $      18.00       June-03         January-08
Collins Jewelry                                           1,600      28,800.00   $      18.00       July-02           July-07
Regal Nails                                               1,400      27,300.00   $      19.50      August-02         August-07
Southeast Wireless                                        1,400      25,200.00   $      18.00      August-02         August-07
Herb & Vitamin Depot                                      1,200      19,200.00   $      16.00     October-02        November-07
Planet Smoothie                                           1,200      21,600.00   $      18.00       July-02           July-07

                   PHASE II

Marshall's                                               30,000     225,000.00   $       7.50     November-01       January-12
Linens N Things (Not Built/Earnout)                      28,000     308,000.00   $      11.00    September-03        April-17
Michael's                                                24,000     237,600.00   $       9.90     January-03        January-13
Petsmart                                                 15,336     164,862.00   $      10.75     January-03        January-18
Pier 1                                                   10,000     147,500.00   $      14.75     February-03        April-13
Dollar Tree                                              10,000     100,000.00   $      10.00     October-02        November-07
Rack Room                                                 8,050     128,800.00   $      16.00      August-02        January-10
Vacant Shops (Under Negotiation)                          5,000      87,500.00   $      17.50       June-03          April-08
Tequila Mexican Restaurant                                4,000      64,000.00   $      16.00       June-03          April-08
Totals                                                  367,407   3,685,250.00

[INLAND LOGO]

Inland Real Estate Acquisitions, Inc.
2901 Butterfield Road
Oak Brook, Illinois 60573
630-218-8000


                                                               December 11, 2001


Mr. Stan Thomas
Thomas Enterprises, Inc.
300 Village Green Circle, Suite 200
Smyrna, GA 30080

Dear Stan:

I think it is probably smart that we execute an extension that we talked about on the closing of Douglasville and Venture, which shall amend our Agreement. It is understood and agreed that the Douglasville closing originally scheduled for December 14, 2001 has now been extended to December 20th. In addition, we will attempt to close Venture Pointe on Thursday, December 20th. However, we agree that both closings can occur on Friday December 21, 2001 by 12:00pm E.S.T., according to the terms of the Agreement, if we do not succeed in closing these properties on December 20, 2001.

                                           Sincerely,

Accepted and Agreed:                       INLAND REAL ESTATE ACQUISITIONS, INC.
Thomas Enterprises, Inc.


By /s/ Stan Thomas                         /s/ G. Joseph Cosenza
   --------------------                    G. Joseph Cosenza
   Stan Thomas                             President
   President

Date: 12/12/01
     -------------

dh

                                                                       [GRAPHIC]

                            WE'RE BUYING REAL ESTATE

                            NEWNAN PAVILION AMENDMENT

     This Newnan Pavilion Amendment ("Amendment") by and between Thomas Enterprises, Inc., ("Thomas") and FOURTH QUARTER PROPERTIES XVII, L.L.C. (collectively, "Seller") and Inland Real Estate Acquisitions, Inc., or its nominee, ("Purchaser") amends and modifies that certain agreement (the "Agreement") dated November 29, 2001, and accepted on November 30, 2001, by Thomas and the owners of the original properties (the "Original Properties") as described as Property 2 and Properties 4-9 in the Agreement.

     Seller hereby agrees to sell and Purchaser hereby agrees to purchase that certain shopping center property containing approximately 481,004 square feet located in Newnan, Georgia (the "Newnan Property") described on the Site Plan attached hereto as Exhibit A-10 and containing the leases listed on Exhibit B-10 attached hereto for a purchase price of $39,283,000 and otherwise in accordance with the terms of the Agreement. Accordingly, the Purchase Price set forth in Paragraph 1 of the Agreement is hereby changed from $277,031,590 to $316,314,590. The closing date for the Newnan Property shall be on or before February 28, 2002, and the order of closing set forth in Paragraph 21 of the Agreement is amended to add the Newnan Property after the closings of all of the Original Properties except for Turkey Creek Phase II, Westside Centre Shopping Center and the earnouts described in Exhibit D to the Agreement.

     All of the provisions of the Agreement requiring Seller to deliver title, survey, certificates of occupancy, leases, estoppel certificates and all other due diligence deliveries and closing documents shall apply to the Newnan Property in the same manner as applied to the Original Properties and all of Seller's representations, warranties, obligations and indemnities under the Agreement shall also apply to the Newnan Property. Likewise, all of Purchaser's rights of inspection, representations, warranties, obligations and indemnities under the Agreement shall apply to the Newnan Property in the same manner as applied to the Original Properties. All conditions and contingencies to Purchaser's rights and obligations to purchase the Original Properties shall apply to the Newnan Property. But not withstanding the foregoing. Thomas and Seller disclose that the Home Depot Ground Lease is subject to purchase right as set forth in such Ground Lease, and parties agree that the representations and warranties in the agreement are revised accordingly.

     Exhibit C to the Agreement is hereby amended by the changes to Exhibit C attached to this Amendment.

     Exhibit D to the Agreement is hereby amended to add for all cases in which Exhibits B referenced (including [ILLEGIBLE] the [ILLEGIBLE] Exhibits B-7 and [ILLEGIBLE]) reference to the Newnan Property (Exhibit B-10) in both paragraphs thereof.

     The Capitalization Rate applicable to the Newnan Property is 9.9312% and the Purchase Price will be decreased or increased at the closing in accordance with the terms of the first paragraph of Exhibit D of the Newnan Property. For eighteen (18) months following the closing of the Newnan Property, Purchaser will pay an amount to Seller for new tenants of build-out vacant space in accordance with the second paragraph of Exhibit D (but in no event in an amount more than the amount for the Newnan Property set forth in Paragraph 1 of the Agreement and as listed on Exhibit C).

     Purchaser's obligation to provide construction financing and pay earnout amounts as set forth and pursuant to the terms of the first paragraph of the General Addendum shall be extended and apply to any unbuilt portion of the Newnan Property.

     Except as modified hereby, the Agreement shall remain in full force and effect in accordance with its terms and all terms used in the Amendment and not otherwise expressly defined herein shall have the same meanings as defined in the Agreement.

SELLER:                                    PURCHASER:

INLAND REAL ESTATE                         THOMAS ENTERPRISES, INC.
  ACQUISITIONS, INC., or its Nominee


By:   /s/ G. Joseph Cosenza                By:   /s/ Stan Thomas
    -------------------------                  -------------------------
Its:    President                          Its:    President
     ------------------------                   ------------------------
Date:    12/6/01                           Date:   12/6/01
      -----------------------                    -----------------------


                                           Fourth Quarter Prop. XVII. L.L.C.

                                           By:   /s/ Stan Thomas
                                               -------------------------
                                           Its:    Manager
                                                ------------------------
                                           Date:    12/6/01
                                                 -----------------------

                                  EXHIBIT A-10

                                    [GRAPHIC]

                                 NEWNAN PAVILION

                                  EXHIBIT B-10

                                                                                                    LEASE             LEASE
                                                                     ANNUAL          RENT        COMMENCEMENT       EXPIRATION
                    TENANTS                             S.F.        BASE RENT     PER SQ.FOOT        DATE              DATE
------------------------------------------------------------------------------------------------------------------------------

A   Home Depot           GL                             130,000     208,000.00   $       1.?0
A   Kohl's              GL                               86,584     432,920.00   $       5.00
    Kaufman [ILLEGIBLE]                                   6,600     121,843.00   $      18.71
A   Office Max                                           23,500     235,000.00   $      10.00
    Retail (Vacant?)      Not In                         1?,000     156,000.00   $       9.75
A   PETsMART                                             26,263     2?8,8?1.00   $       ?.85
A   Goody's                                              27,?00     258,075.00   $       ?.25
A   Goody's expansion                                    13,131     121,462.00   $       ?.25
    Shoe Carnival                                        10,000     125,000.00   $      12.50
    Dress Barn                                            9,000     126,000.00   $      14.00
    Bath & Body          Not In                           3,600      66,600.00   $      18.50
    Famous Footwear                                       ?,?00      6?,750.00   $      12.60
    CICI's Pizza         Not In                           ?,500      54,800.00   $       ?.93
    Hancock Fabrics       Not In                         10,000      82,500.00   $       8.25
    Parable Christian                                     6,000      93,000.00   $      15.?0
    Retail                                                5,000      70,000.00   $      14.00
A   Circuit City                                         32,008     ?94,872.00   $      12.00
    Retail                                                3,200      44,800.00   $      14.00
A   Ro?e                  Not In                         30,000     316,000.00   $      10.50
    KayBee Toys           Not In                          6,000      70,000.00   $      14.00
    Powertel                                              3,600      65,988.00   $      18.33
    Great Clips                                           1,200      22,500.00   $      18.75
    The School Box                                        4,800      7?,200.00   $      18.50
    Mattress King                                         6,400      ?9,280.00   $      13.?5
    Top Na?l                                              1,200      23,400.00   $      1?.60
    North GA [ILLEGIBLE]                                  2,400      45,800.00   $      1?.00
    Perfume Depot                                         1,820      33,215.00   $      1?.25
    LaGrange Furniture                                    2,800      44,800.00   $      16.00
    Advance America                                        1200      21,000.00   $      17.50
    Bank of America AIM     GL                                       17,?00.00
    Ruby Tuesday            GL                                       75,000.00
    Longh?m                 GL                                       81,000.00
                     Total                              401,004      3,901,296

                                                                 AMENDED 12/3/01
                                 "EXHIBIT C"                    REVISED 11/28/01

                                                                                  NEW         DEC. '01    JAN. '02
                         Estimated         ORIGINAL     NEW       ORIGINAL       TOTAL        CLOSING      CLOSING
   PROPERTY            Closing Dates        SQ. FT.   SQ. FT.      PRICE         PRICE         PRICE        PRICE
-------------------------------------------------------------------------------------------------------------------
1  Barrett                                     0         0     $           0 $           0 $           0 $        0

2  Venture        Est. 12/21/2001           33?.?20   334,?20  $  25,862,205 $  26,?14,76? $  2?,314,789
   Duluth, GA

3  Hiram                                       0         0     $           0 $           0 $           0 $        0

4  Douglas        Est. 12/14/2001           2?7,7?4   ?67,7?   $  27,1?9,610 $  27,1? ,?10 $  27,15?,?10
   Douglasville,
   GA

5  Southlake      Est. 12/2?/2001           507,748   523,848  $  61,275,18? $  65,897,?0? $  ?5,897,80?
   Morrow, GA

6  Turkey         Est. P?. ?: 12/2?/2001    239,2?0   272,?00  $  29,123,6?1 $  32,?11,779 $  22,039,0?1
   Knoxville, TN  - 1/11/2002
                  Est. P?. ??:??/??/2002
                  -  ?/30/2002

7  Westside       Est. 04/20-09/?0/2002     4?7,661   504,364  $  55,8?5,571 $   ?,056,73?
   Huntsville, AL                                              ------------- -------------

         Subtotal                                              $ 1??,256,265 $ 20?,040,71?

8  Fayetteville   Est. 12/26/2001                     271,?59                $  28, ?2,874 $  2?,9?2,?74
   Fayetteville,  - 1/11/2002
   NC

9  Sarasota       Est. 12/26/2001                     323,519                $  40,00?,000 $  40,  ?,000
   Sarasota, FL   - 1/25/2002

            TOTAL                         1,?47,053 2,498,774  $ 1??,25?,2?? $ 277,0?1,590 $ 210,402,1?7 $        0

                                                      4??,???                   3?,283,000
10 Newnan         Est. February 28, 2002            ---------                -------------               Feb. 28
                                                      2??,???                  31?,314,5?0               39,???,000

                        APRIL '02        JULY '02   SEPT. '02
                         CLOSING          CLOSING    CLOSING
   PROPERTY               PRICE            PRICE      PRICE
-------------------------------------------------------------
1  Barrett                 $ 0             $ 0         $ 0

2  Venture
   Duluth, GA

3  Hiram                   $ 0             $ 0         $ 0

4  Douglas
   Douglasville,
   GA

5  Southlake       [ILLEGIBLE]
   Morrow, GA

6  Turkey          [ILLEGIBLE] Purchase
   Knoxville, TN
                       $10,572,688


7  Westside        [ILLEGIBLE] Purchase
   Huntsville, AL      $58,055,735

         Subtotal

8  Fayetteville
   Fayetteville,
   NC

9  Sarasota
   Sarasota, FL

            TOTAL      $??,?2?,423         $ 0         $ 0

10 Newnan

[INLAND(R) LOGO]

   Inland Real Estate Acquisitions, Inc.
   2901 Butterfield Road
   Oak Brook, Illinois 60523
   630-218-8000

                                November 30, 2001

Mr. Stan Thomas
Thomas Enterprises
300 Village Green Circle, Suite 200
Smyrna, GA 30080


Dear Stan:

It is understood by Inland that on Turkey Creek Phase II and Huntsville, the closings could occur at any time between April 1, 2002 through September 30, 2002.

In Paragraph 14 of the Agreement, you shall have 5-days from today to complete Exhibit E. Furthermore, Thomas Enterprises, Inc., has agreed to indemnify purchaser on any threatened or pending litigation that is set forth on Exhibit E.

In Paragraph 18 of the Agreement, it is understood and agreed that the Surveyor only has to show utility lines to the extent they are visible or can be established by existing plans and specifications.

As you know, I need an audit on each of the properties I purchase. It is probably unlikely that my Auditors, KPMG could accomplish this before any of the closings (although they may try on one or two of them). Therefore, what I really need now is for you to sign the audit letter that we have agreed to, so that the auditors can accomplish their tasks after the closings.


                                           Sincerely,

                                           INLAND REAL ESTATE ACQUISITIONS, INC.


Accepted:
Thomas Enterprises, Inc.
                                           /s/ G. Joseph Cosenza
                                           G. Joseph Cosenza
                                           Vice Chairman

By: /s/ Stan Thomas
   ----------------------
Its: President

bap

[GRAPHIC]

                            WE'RE BUYING REAL ESTATE

[INLAND(R) LOGO]

[GRAPHIC]

   2901 Butterfield Road
   Oak Brook, Illinois 60523                                     REAL ESTATE
   630-218-8000                                             FOR THE NEXT CENTURY
                                                            REVISED
THOMAS ENTERPRISES, INC. (Seller)                           November 29, 2001
Attn: Stan Thomas
300 Village Green Circle - Suite 200
Smyrna, GA 30080
SEE ADDITIONAL SELLER'S ON SIGNATURE PAGE

PROPERTY 2: Venture Point Shopping Center
Located at Interstate 85 and Steve Reynolds Blvd., Duluth, GA., Containing 334,620 sq ft.

PROPERTY 4: Douglas Pavilion Shopping Center
Located at Douglas Blvd & Chapel Hill Road, Douglasville, GA., Containing 267,764 sq.ft.

PROPERTY 5: Southlake Pavilion Shopping Center, Phases III, IV & V Located at 1900 Mt. Zion Road, Morrow, GA., Containing 523,848 sq.ft

PROPERTY 6: Turkey Creek Shopping Center
Located in Knoxville, TN., Containing 272,800 sq.ft. (see Exhibit C)

PROPERTY 7: Westside Centre Shopping Center
Located in Huntsville, AL., Containing 504,364 sq.ft.

PROPERTY 8: Fayetteville Pavilion Phase I and II
Located in Fayetteville, NC, Containing 271,859 sq.ft.

PROPERTY 9: Sarasota Pavilion Shopping Center
Located in Sarasota, FL, Containing 323,519 sq.ft.

Dear Stan:

     This letter represents this corporation's offer to purchase Property 2, 4, 5, 6, 7, 8 and 9 as stated above, consisting of a total of 2,498,774 net rentable square feet, located in Duluth, Douglasville and Morrow, GA., Knoxville, TN. and Huntsville, AL., Fayetteville, NC and Sarasota, FL (see Exhibits A2, A4 - A9 attached).

     The above properties shall include all the land and buildings (excluding all the buildings pertaining to ground leases) and common facilities, as well as all personalty within the buildings and common areas, supplies, landscaping equipment, and any other items presently used on the site and belonging to owner.

     This corporation or its nominee will consummate this transaction on the following basis:

     1. The total aggregate purchase price for Property 2, 3, 4, 5, 6, 7, 8 and 9 shall be $277,031,590.00, all cash, plus or minus prorations, with no mortgage contingencies, to be paid by wire transfer at CLOSING IN DECEMBER 2001, OR JANUARY 02, AS SET FORTH IN PARAGRAPH 21 AND APRIL 2002-SEPTEMBER 2002 (AS PROVIDED IN EXHIBIT C). With respect to Turkey Creek Phase II and the Westside Pavilion, closing shall occur IN APRIL 2002, OR, AT SELLER'S ELECTION, IN SEPTEMBER 2002, WITH THE BALANCE OF ANY PURCHASE PRICE TO BE PAID IN ACCORDANCE WITH EXHIBIT D, PROVIDED THE CLOSING SHALL NOT OCCUR PRIOR TO TEN (10) DAYS FOLLOWING COMPLETION OF CONSTRUCTION. (See Paragraphs 6 and 12 and Exhibit C)

          Purchaser shall allocate the land, building and depreciable improvements prior to closing.

          The purchase price allocation for each property shall be: Venture Point $26,314,789.00, Douglasville Pavilion $27,159,610.00, Southlake Pavilion $65,897,803.00, Turkey Creek $32,611,779.00 (see Exhibit C),
          Westside Centre $56,056,735.00, Fayetteville Pavilion $28,982,874.00 and Sarasota Pavilion $40,008,000.00.

          See Exhibit D for the future Purchase Price earnout formula.

     2. There are no real estate brokerage commissions involved in this transaction. (Parties will make customary mutual indemnities at closing)

     3. Seller represents and warrants that the above referenced properties are leased (or attempting to be leased to) to the tenants described on Exhibits B2, B4-B9 on triple net leases covering the buildings
          (except roof and structure) and all of the land, parking areas, reciprocal easements and REA agreements (if any), for the entire terms and option periods. Any concessions given to any tenants that extend beyond the closing day shall be settled at closing by Seller giving a full cash credit to Purchaser for any and all of those concessions. Seller will deliver copies of any new leases for the properties not listed on Exhibits B2, B4-B9, at least five days prior to closing.

     4. Seller warrants and represents (to the best of Seller's knowledge) that the properties are free of violations, and the interior and exterior structures are in a good state of repair, free of leaks and structural problems, and the properties are in full compliance with Federal, State, City and County ordinances, environmental laws and concerns, and no one has a lease that exceeds the lease term stated in said leases, nor does anyone have an option or right of first refusal to purchase (and except for the fact that Linens' N Things has a first right of refusal if the property converts to condominiums) or extend (except such extensions provided in the leases), nor is there any contemplated condemnation of any part of the property, (except for approximately a half acre in Venture) nor are there any current or contemplated assessments. Seller will use its best efforts to obtain zoning letters for each property. Seller shall retain the title to the billboard on the Venture property along the Interstate and Purchaser shall grant an ingress and egress easement to such billboard.

     5.   Seller warrants and represents that the leases are triple net leases.

          Prior to closing, Seller shall not enter into or extend any agreements other than leases that can not be terminated at or prior to closing without Purchaser's approval and any contract presently in existence not accepted by Purchaser shall be terminated by Seller, WITH THE EXCEPTION OF THOSE CONTRACTS DESCRIBED IN SECTION 20. Any work presently in progress on the property shall be completed by Seller prior to closing, or shortly thereafter.

     6. It is understood that the Seller, shall be liable and responsible at their sole cost and expense, to complete the construction of any work contracted for by any agreements executed prior to closing of the shopping centers and all of the land for which Purchaser is paying full price at closing. Upon completion of said construction, Seller shall be responsible for delivering final unconditional occupancy permits which shall be issued from the Cities of Duluth, Douglasville, and Morrow, GA, Knoxville, TN, Huntsville, AL, Fayetteville, NC and Sarasota, FL and/or any required governmental agencies for the shopping centers. Seller shall indemnify and warrants

[ILLEGIBLE]
PAGE 3

          and represents to Purchaser that Purchaser shall have no obligation whatsoever regarding the construction of the above Venture Point, Douglasville Pavilion, Southlake Pavilion, Turkey Creek, Westside Centre, Fayetteville Pavilion and Sarasota Pavilion shopping centers or placing the tenants into their rentable rental spaces.

          Said construction shall be completed in total in accordance with all the plans and specifications as accepted by the cities of Duluth, Douglasville, Morrow, GA, Knoxville, TN, Huntsville, AL, Fayetteville, NC and Sarasota, FL for the shopping centers. Completion shall be deemed to have occurred after the Seller delivers to Purchaser a final unconditional certificate of occupancies for each of the buildings, in each of the shopping centers, and certificates for the properties signed by the Seller that to the best of Seller's knowledge the construction of each of the shopping centers has been fully completed in accordance with the plans and specifications as agreed to by the Cities of Duluth, Douglasville, Morrow, GA, Knoxville, TN, Huntsville, AL, Fayetteville, NC and Sarasota, FL and all applicable governmental rules, ordinances, regulations and requirements have been satisfied, and each and every tenant, guarantor or subtenant has accepted their space "as is" and take total possession and commences full rental payments. Whether or not listed on any tenant's estoppel certificate, Seller represents and warrants that it shall remain solely liable for any and all "punch list" items that are raised by tenants within twelve (12) months of accepting their space and shall be solely liable for claims or requests made by tenants for the correction of defects, provided that such liability shall apply only to those defects that are covered by a third party warranty benefiting Seller that is in effect at the time of the submission of a claim by a tenant. Notwithstanding anything herein to the contrary, Seller shall retain those rights under all third party warranties that apply to such defects. In no event will Seller's obligations to repair defects hereunder extend beyond the remaining time for the applicable warranty period, which in no case may exceed one (1) year from the date of closing of the respective Property. In no event shall Seller have any liability for defects for tenant spaces older than one (1) year in any property. Seller hereby represents and warrants to reimburse Purchaser (to the extent of a claim by any tenant) and subject to the limitations set forth above until any dispute as to a punch list item or defect is resolved. Purchaser shall refund Seller to the extent such offset of rent is ultimately paid by such tenant to Purchaser.

          This Paragraph 6 is not contemplated to be a construction completion guarantee for the properties unless a prior agreement to construct is in existence.

     7. Prior to closing Seller shall furnish Purchaser with estoppel letters acceptable to Purchaser from all tenants.

     8. Seller is responsible for payment of any leasing brokerage fees or commissions which are due any leasing brokers for the existing leases stated above.

     9. This offer is subject to Seller supplying to Purchaser prior to closing a certificate of insurance from the tenants and guarantors in the form and coverage required by the leases FOR THOSE LEASES THAT REQUIRE TENANTS AND GUARANTORS TO SUPPLY SELLER WITH SUCH CERTIFICATES.

     10. Seller shall supply to Purchaser 10 days prior to each closing, and Seller shall pay for at each closing, a certificate which must be acceptable to Purchaser from a certified hygienist for environmental concerns that there is no asbestos, PCBs, or hazardous substance in the buildings and on the properties; in other words, a Level 1 environmental audit (and Level 2 audit, if required).

     11. The above sale of each of the real estate properties shall be consummated by conveyance of special or limited warranty deeds from Seller to Purchaser's designee, with the Seller paying any city, state, or county transfer taxes for the closing.

[ILLEGIBLE]
PAGE 4

     12. The closings shall occur through Chicago Title & Trust Company, in Chicago, Illinois with Nancy Castro as Escrowee, according to the schedule described in Section 1 above, at which time title to the above properties shall be marketable; i.e., free and clear of all liens, encroachments and encumbrances.

          This offer is subject to Seller's delivering a customary Owner's affidavit and Purchaser being able to obtain an ALTA form B owner's title policies with complete extended coverage and required endorsements, waiving off all new construction, including (3.1 zoning including parking and loading docks, if available) and insuring all improvements as legally conforming uses and not as non-conforming or conditional uses, paid by Purchaser.

          All warranties and representations are true now and will be true at each closing and survive the closings for one (1) year.

          Each party shall be paid in cash their respective credits, including, but not limited to, security deposits, rent, (for those properties closing in December, rents as of December 1 AND FOR THOSE PROPERTIES CLOSING IN JANUARY, RENTS AS OF JANUARY 1ST) expenses with a proration of real estate taxes based on the most recent bill or latest assessment, or the estimated assessments for 2001 or 2002, AS APPLICABLE with a later reproration of taxes when the actual bills are received. At closing, no credit will be given to Sellers for any past due, unpaid or delinquent rents. Purchaser SHALL reimburse Seller to the extent such past due, unpaid, or delinquent rents OR ANY PAYMENTS FOR CAM, TAXES OR INSURANCE FOR PERIODS PRIOR TO CLOSING ARE SUBSEQUENTLY COLLECTED. NOTWITHSTANDING THE FOREGOING, SELLER REPRESENTS AND WARRANTS THAT IT SHALL BE SOLELY RESPONSIBLE FOR THE RECONCILIATION OF ALL CAM, TAX AND INSURANCE PAYMENTS BY ALL OF THE TENANTS FOR CALENDAR YEAR 2001.

     13. Appraisals of each of the properties prepared by an MAI or other qualified appraiser, acceptable to Purchaser shall be delivered to Purchaser at closing at Purchaser's cost.

     14. Seller represents and warrants that except as set forth on Exhibit E, Seller is not in default on any lease and there is no threatened or pending litigation.

     15. Each party agrees to indemnify each other for any claim made by the Georgia, Tennessee, Alabama, North Carolina and Florida Departments of Revenue (or any applicable Taxing Authority) for any tax owed by such party but claimed from the other party, as a result of this sale. Seller warrants and represents that he has paid all unemployment taxes to date.

     16. Prior to closing, Seller shall furnish to Purchaser copies of all guarantees and warranties, which Seller received from any and all contractors and sub-contractors pertaining to the properties. This offer is subject to Purchaser's satisfaction that all guarantees and warranties survive the closing and are assignable and transferable to any titleholder now and in the future, (provided they are assignable and transferable).

     17. This offer is subject to the properties, other than Sarasota, being 100% occupied at the time of closings, with all tenants (EXCEPT FOR ASHLEY'S AT VENTURE AND SOUTHLAKE), occupying their space, opened for business and paying full rent current as shown on Exhibit B attached. Full rent shall include CAM, taxes, and insurance. SHOULD ANY PROPERTIES OTHER THAN SARASOTA BE LESS THAN 100% OCCUPIED, WITH ALL TENANTS OPEN FOR BUSINESS (EXCEPT THAT ASHLEY'S AT VENTURE AND SOUTHLAKE ONLY NEED TO HAVE TAKEN POSSESSION OF THEIR LEASED PREMISES AND COMMENCED PAYING FULL RENT CURRENT) AND PAYING FULL RENT CURRENT AT THE TIME OF CLOSINGS THEN THE AMOUNT DUE AT CLOSINGS WILL BE ADJUSTED IN ACCORDANCE WITH EXHIBIT D. AT FAYETTEVILLE PAVILION, DELHAIZE SHALL BECOME THE GUARANTOR OF THE FOOD LION LEASE.

[ILLEGIBLE]
PAGE 5

     18. Purchaser must receive the titles as stated above and a current Urban ALTA/ACSM as-built survey for each property in accordance with the minimum standard detail requirements for ALTA/ACSM Land Title surveys jointly established and adopted by ALTA and ACSM in 1999 and includes all Table A optional survey responsibilities (except topography) which must be acceptable to Purchaser and the title company and paid for by Purchaser.

     19. Seller agrees to immediately make available and disclose all information that Purchaser needs to evaluate the above property, including all inducements, abatements, concessions or cash payments given to tenants. Seller agrees to cooperate fully with Purchaser and Purchaser's representatives to facilitate Purchaser's evaluations and reports, including Purchaser obtaining at its cost, at least a one-year audit of the books and records of the property.

          Purchaser shall defend, indemnify and hold Seller and all shareholders, employees, officers, partners, members, managers and directors of Seller harmless from liability, cost and expense (including, without limitation, reasonable attorneys' and other professionals' fees and costs) suffered or incurred for injury to person or property caused by or as a result of Purchaser's inspection of the Property. This indemnity shall survive any termination and/or consummation of the transactions described hereby.

     20. Purchaser shall accept the existing parking lot sweeping AND LANDSCAPE MAINTENANCE contracts, for 3 years, for Venture, Douglas, Southlake, Westside, and Sarasota in the CASE OF THE SWEEPING CONTRACTS, AND FOR VENTURE, DOUGLAS, SOUTHLAKE AND SARASOTA IN THE CASE OF LANDSCAPE MAINTENANCE CONTRACTS; PROVIDED, HOWEVER, THAT THE VENDOR WITH RESPECT TO ANY OF THOSE CONTRACTS MAY TERMINATE THEM UPON THIRTY (30) DAYS PRIOR WRITTEN NOTICE TO PURCHASER.

          Until December 31, 2002, Purchaser shall have a first right of offer to purchase the Hiram property previously called Property 3.

     21. If Purchaser notifies Seller of its intention not to close the transactions described herein, Property 4 IS NOT CLOSED BY DECEMBER 14, 2001 OR PROPERTY 2 IS not closed by December 21, 2001 or Properties 5 through 9 are not closed by December 28, 2001 (WITH THE EXCEPTION OF TURKEY CREEK PHASE II AND WESTSIDE PAVILION AND EXCEPT THAT, AT PURCHASER'S SOLE OPTION, THE CLOSING FOR PROPERTIES 6 AND 8 MAY BE EXTENDED TO A DATE NOT LATER THAN JANUARY 11, 2002 AND THE CLOSING FOR PROPERTY 9 MAY BE EXTENDED TO JANUARY 25, 2002) for any reason other than the willful and intentional breach by Seller of its obligations hereunder, then this offer/agreement shall terminate, and the parties will have no further rights, obligations or liabilities hereunder except in accordance with those provisions of this agreement that survive termination. If Purchaser does not close or declares its intention not to close on any of the Properties in the following order, then Seller shall have the right to terminate this offer/agreement, and the parties will have no further rights, obligations or liabilities hereunder except in accordance with those provisions of this agreement that survive termination: (i) DOUGLASVILLE PAVILION, (ii) VENTURE POINTE, (iii) SOUTHLAKE, (iv) FAYETTEVILLE PAVILION, (v) TURKEY CREEK(PHASE I), AND (vi) SARASOTA PAVILION.

     This offer, of course, is predicated upon the Purchaser's review and written approval of the existing leases, new leases, lease modifications (if any), all tenant correspondence, REA agreements, tenants' and guarantors' financial statements, sales figures, new construction, representations of income and expenses made by Seller, site inspection, environmental, appraisal, etc., and at least one year of audited operating statements on said property is required that qualify, comply with and can be used in a public offering.

[ILLEGIBLE]
PAGE 6

     If this offer is acceptable, please sign the original of this letter and initial each page, keeping copies for your files and returning the original to me by NOVEMBER 30, 2001.

                                           Sincerely,

ACCEPTED:                                  INLAND REAL ESTATE ACQUISITIONS, INC.
                                           or nominee

/s/ Stan Thomas                            /s/ G. Joseph Cosenza
---------------------------------          G. Joseph Cosenza
Stan Thomas,as President of Thomas         Vice Chairman
Enterprises, Inc.


Date: 11/30/01
      ---------------------------

VENTURE POINT I, L.L.C.                  FOURTH QUARTER PROPERTIES XV, L.L.C.

By:   /s/ Stan Thomas                    By:   /s/ Stan Thomas
    -----------------------------            --------------------------------
Its:   Manager                           Its:   Manager
     ----------------------------             -------------------------------
Date:  11/30/01                          Date:  11/30/01
      ---------------------------              ------------------------------

SOUTHLAKE PAVILION COMPANY, INC.         FOURTH QUARTER PROPERTIES XI, L.L.C.

By:   /s/ Stan Thomas                    By:   /s/ Stan Thomas
    -----------------------------            --------------------------------
Its:   President                         Its:   Manager
     ----------------------------             -------------------------------
Date:  11/30/01                          Date:  11/30/01
      ---------------------------              ------------------------------

FOURTH QUARTER PROPERTIES XXIII, L.L.C.  FOURTH QUARTER PROPERTIES XXVII, L.L.C.

By:   /s/ Stan Thomas                    By:   /s/ Stan Thomas
    -----------------------------            --------------------------------
Its:   Manager                           Its:   Manager
     ----------------------------             -------------------------------
Date:  11/30/01                          Date:  11/30/01
      ---------------------------              ------------------------------

FOURTH QUARTER PROPERTIES IX, L.L.C.     FOURTH QUARTER PROPERTIES XVI, L.L.C.

By:   /s/ Stan Thomas                    By:   /s/ Stan Thomas
    -----------------------------            --------------------------------
Its:   Manager                           Its:   Manager
     ----------------------------             -------------------------------
Date:  11/30/01                          Date:  11/30/01
      ---------------------------              ------------------------------

                                   EXHIBIT A-?

                                    [GRAPHIC]

                                   EXHIBIT A-4

                                    [GRAPHIC]

                                   EXHIBIT A-?

                                    [GRAPHIC]

                                   EXHIBIT A-6

                                    [GRAPHIC]

                                   EXHIBIT A-7

                                    [GRAPHIC]

                                   EXHIBIT A-8

                                    [GRAPHIC]

                                   EXHIBIT A-9

                                    [GRAPHIC]

                                 VENTURE POINTE

                                   EXHIBIT B-2

                                                                                                       LEASE             LEASE
                                                                    ANNUAL         RENT            COMMENCEMENT       EXPIRATION
                    TENANTS                           S.F.         BASE RENT    PER SQ. FOOT           DATE              DATE
---------------------------------------------------------------------------------------------------------------------------------
A     Kohl's G/L                                     86,584        424,2?1.60   $          4.90      March-01          March-21
A     Ultra III Cosmetics                             8,805        176,100.00   $         20.00       June-96           June-07
A     Babies R Us, G/L                               43,000        170,000.00               G/L     November-96       January-14
A     Goody's Family Clothing                        35,172        316,548.00   $          9.00       May-96            May-11
A     Hobby Lobby                                    53,000        371,000.00   $          7.00     December-00       December-10
      Got?smith                                      25,139        276,529.00   $         11.00     December-97       November-12
      Barbecue Galore                                 5,000         97,500.00   $         19.50     December-97       December-08
      Gateway                                         8,000        1?0,000.00   $         20.00     November-98       November-03
      Hallmark                                        7,500        123,750.00   $         16.50       July-97         February-08
      Ashleys                                        39,420        344,?25.00   $          8.75     December-01       December-11
      School Box                                      8,000         84,800.00   $         10.60    September-99      September-04
      Winfield Hall                                  15,000        210,000.00   $         14.00       June-01           June-08
                    TOTAL                           334,620         2,755,414


A     Super Target Anchored
      174,000 sq. ft. they pay .61 for CAM

A     Costco Anchored

                                DOUGLAS PAVILION

                                   EXHIBIT B-4

                                                                                                       LEASE             LEASE
                                                                    ANNUAL         RENT            COMMENCEMENT       EXPIRATION
                    TENANTS                           S.F.         BASE RENT    PER SQ. FOOT           DATE              DATE
---------------------------------------------------------------------------------------------------------------------------------
      PETsMART                                       26,040        260,400.00   $         10.00     January-99        January-14
      Dress Barn                                      6,939        134,085.00   $         15.00    September-98       January-07
      Rack Room Shoes                                 7,238        115,808.00   $         16.00      August-98         August-08
      Party City - Georgia Operator                  12,000        174,000.00   $         14.50       July-98           June-08
      Office Max                                     23,500        205,625.00   $          8.75      August-98        November-13
A     Marshall's                                     30,513        224,880.81   $          7.37      August-98         August-08
A     Goody's                                        29,792        268,128.00   $          9.00     October-98       September-13
A     Ross                                           36,245        326,205.00   $          9.00      April-01         January-12
      Joe's Crab House G/L                            6,000         80,000.00               G/L     October-98        October-18
      Clothestime                                     3,500         57,750.00   $         16.50       June-00          March-05
      Boot Village                                    3,902         68,285.00   $         17.50       May-00            May-05
      A-1 Nails                                       1,200         24,000.00   $         20.00      April-00          March-05
      Great Clips                                     1,200         20,700.00   $         17.25      April-00         January-05
      Randstad                                        2,000         37,000.00   $         18.50      April-00         December-04
      Casual Corner                                   9,936        158,976.00   $         1?.00       June-01          April-10
      Funco Land                                      1,800         31,500.00   $         17.50       July-00         February-03
      Mattress Firm                                   4,103         67,699.50   $         18.50     November-99       November-0?
      Hallmark                                        5,490         82,350.00   $         15.00     November-99       February-07
A     Pier One                                        9,363        133,422.75   $         14.25     October-99        October-09
      Media Play                                     40,000        384,000.00   $          9.60     November-99       January-15
      Family Christian Store                          5,003         81,298.75   $         16.25      March-00         December-09
                      TOTAL                         267,764         2,936,114

      Target Anchored

     Target wanted to expand

                               SOUTHLAKE PAVILION

                                   EXHIBIT B-5

                                                                                                       LEASE             LEASE
                                                                    ANNUAL         RENT            COMMENCEMENT       EXPIRATION
                    TENANTS                           S.F.         BASE RENT    PER SQ. FOOT           DATE              DATE
---------------------------------------------------------------------------------------------------------------------------------
      Ashley's, Undr. Nag.                           53,158        451,851.50   $          8.50      March-02          March-12
A     Circuit City                                   44,714        491,854.00   $         11.00     November-96       January-17
A     Petco                                          15,000        225,000.00   $         15.00       May-96            May-11
A     Ross Stores                                    32,175        289.575.00   $          9.00     October-01        October-11
      Baptist Book Store                              6,000         91,500.00   $         16.25       July-97           July-07
      David's Bridal                                  8,800        148,696.00   $         16.67      April-98           June-08

      Joe's Crab Shack(G/L)                           7,500         92,500.00              G/L      October-97       September-17
      Hollywood Video                                 7,488        138,528.00   $         18.50     December-96       December-06
A     Atlanta Bread                                   3,600         71,460.00   $         19.85      August-97         August-07
A     Bames & Noble                                  23,000        345,000.00   $         15.00      August-97       September-12
      Just 4 Feet                                    16,881        378,914.15   $         22.15     October-97        January-13
A     Comp USA                                       28,815        335,187.50   $         12.50     October-97        October-12
      O.B.'s BBQ                                      4,200         84,882.00   $         20.21       July-01           July-11
      Bailey's                                       12,000        211,920.00   $         17.??
      LA Fitness                                     41,000        533,000.00   $         13.00    September-01      September-16
A     TGIF, G/L                                       4,400         76,000.00               G/L      March-98          March-08
A     Taco Bell, G/L                                  2,200         42,247.00               G/L      March-98          March-18
      Road House Grill, G/L                           7,188         85,000.00               G/L     February-98       February-08
      Gateway 2000                                    8,000        18?,?00.00   $         23.35     February-98       January-03
      Mattress Firm                                   4,400         72,600.00   $         16.50     February-98       February-08
      Touch of an Angle                               1,200         25,200.00   $         21.00     January-98         April-03
      Great Clips                                     1,200         23,400.00   $         19.50      April-98           July-03
      Excell Temp                                     1,?00         25,400.00   $         18.50       May-98            May-03
      First Computer                                  1,873         34,650.00   $         18.50       June-98          March-?8
      Planet Smoothie                                 1,200         23,400.00   $         19.50      April-98           May-03
      Air Touch Cellular                              1,200         22,200.00   $         18.50       June-98           June-01
      [ILLEGIBLE] land                                2,400         39,000.00   $         16.25       July-99           July-02
      Play it Again Sports                            2,320         45,240.00   $         19.50     February-99       February-04
      Shop                                            3,120         49,920.00   $         16.00
A     Staples                                        23,942        269,347.50   $         11.25       July-00           July-15
A     Old Navy                                       22,500        238,250.00   $         10.50     November-01       November-06
A     Linen's N Things                               35,000        401,450.00   $         11.47       July-01         January-17
      Catherines                                      4,500         67,500.00   $         15.00     November-01       November-06
A     Famous Footwear                                10,500        166,375.00   $         15.75     November-01       November-06
      Kindreds                                       20,000        250,000.00   $         12.50
A     Goody's                                        45,000        405,000.00   $          9.00       July-01           July-16
      Factory 2U                                     12,000        120,000.00   $         10.00
A     Bell South                                      5,775        112,612.50   $         19.50      August-00          July-05
      TOTAL                                         523,848         6,661,461

      Target Anchored

      Home Depot adjacent

                                  TURKEY CREEK

                                   EXHIBIT B-6

                                                                                                       LEASE             LEASE
                                                                    ANNUAL         RENT            COMMENCEMENT       EXPIRATION
                    TENANTS                           S.F.         BASE RENT    PER SQ. FOOT           DATE              DATE
---------------------------------------------------------------------------------------------------------------------------------
      Fashion Bug                                     7,950        119,250.00   $         15.00      April-01         January-11
      Office Max                                     23,500        258,500.00   $         11.00                       January-16
A     Linen-n-Things                                 35,000        376,250.00   $         10.75      March-01         January-17
A     Old Navy                                       25,000        262,500.00   $         10.50      March-01         February-06
A     Goody's                                        50,000        4?2,500.00   $          9.25     December-00       January-16
      Lifeway                                        12,000        171,000.00   $         14.25      August-01         August-11
      Rack Room                                       7,110        106,650.00   $         15.00      August-01         August-08
A     Atlanta Bread                                   4,000         74,000.00   $         18.50      August-01         August-11
      Marble Slab                                     1,200         20,400.00   $         17.00      August-01         August-06
A     Radio Shack                                     2,400         40,800.00   $         17.00      August-01         August-06
      Super Cuts                                      1,200         22,500.00   $         18.75      August-01         August-06
      Window Pros                                     1,200         21,600.00   $         18.00      August-01         August-06
      Image Art                                       1,600         27,600.00   $         17.26      August-01         August-06
A     Payless                                         2,800         49,000.00        Annualized      August-01         August-11
A     Cingular Wireless                               1,200         21,600.00   $         18.00
      Friedman's                                      1,600         28,000.00   $         17.60      August-01         August-06
      Bath & Body                                     3,400         59,500.00   $         17.50      August-01         August-06
      Int'l Flair                                     1,600         28,800.00   $         18.00      August-01         August-06
      Buffalow Wild Wings                             5,000         90,000.00   $         18.00
                    Phase II
A     Plar One                                       10,000        147,500.00   $         14.75
      Petsmart                                       19,253        202,156.50   $         10.50
      Ross                                           30,187        332,057.00   $         11.00
      Dollar Tree                                    10,000        130,000.00   $         13.00
      Pearie Vision                                   2,100         36,750.00   $         17.50
      GNC                                             1,600         28,400.00   $         17.75     November-01       November-06
      Mangla Pizza                                    2,400         43,200.00   $         18.00     November-01       November-06
A     Verizon                                         3,000         54,000.00   $         18.00     November-01       November-06
      Shoe Dept.                                      6,500        100,750.00   $         16.50      August-01         August-11
                    TOTAL                           272,800         3,315,264


A     Super WalMart Anchored

A     Super Target Anchored

                                 WESTSIDE CENTRE

                                   EXHIBIT B-7

                                                                                                       LEASE             LEASE
                                                                    ANNUAL         RENT            COMMENCEMENT       EXPIRATION
                    TENANTS                           S.F.         BASE RENT    PER SQ. FOOT           DATE              DATE
---------------------------------------------------------------------------------------------------------------------------------
A     Verizon                                         4,276         74,830.00   $         17.50
      Rack Room                                       8,000        144,000.00   $         18.00
A     Babies R Us                                    80,000        180,000.00   $          6.00
A     Marshalls                                      30,000        270,000.00   $          9.00
      Office Depot                                   20,000        210,000.00   $         10.50
      Bath & Body                                     3,000         57,000.00   $         19.00
A     Bed Bath & Beyond                              30,000        364,500.00   $         12.15
A     Famous Footwear                                12,000        192,000.00   $         16.00
A     Michaels                                       24,000        258,000.00   $         10.75
      Hancock Fabrics                                12,500         83,125.00   $          8.65
      Factory to You                                 15,000        165,000.00   $         11.00
A     Goody's                                        40,000        380,000.00   $          9.50
      Dick's                                         45,000        517,500.00   $         11.50
A     Stein Mart                                     36,000        246,600.00   $          6.85
A     Ross                                           30,000        307,500.00   $         10.26
      Hallmark                                        6,000         93,000.00   $         15.50
      The Avenue                                      5,000         80,000.00   $         16.00
      Petsmart                                       19,235        221,202.50   $         11.50
      Comp USA                                       28,500        312,075.00   $         10.95
      Atlanta Bread                                   4,400         92,400.00   $         21.00
      Cost Cutters                                    1,200         24,800.00   $         20.50
      Catherines                                      4,000         64,000.00   $         16.00
      Radio Shack                                     2,420         33,880.00   $         14.00
      HI FI Buys                                     11,000        181,500.00   $         16.50
      Dollar Tree                                    10,000        115,000.00   $         11.50
      Shops                                           6,500        107,250.00   $         16.50
      Super Nails                                     1,200         21,600.00   $         18.00
      Joy's Stride Rite                               1,500         24,000.00   $         16.00
A     QDOBA                                           2,400         43,200.00   $         18.00
A     Retail                                         11,433        155,778.50   $         14.50
      Retail                                         10,000        145,000.00   $         14.50
      Retail                                         20,000        240,000.00   $         12.00
      Retail                                          7,800        113,100.00   $         14.50
      Party City                                     12,000        144,000.00   $         12.00
                    TOTAL                           504,384         5,671,841


A     Super Target Anchored

                                SARASOTA PAVILION

                                   EXHIBIT B-9

                                                                                                       LEASE             LEASE
                                                                    ANNUAL         RENT            COMMENCEMENT       EXPIRATION
                    TENANTS                           S.F.         BASE RENT    PER SQ. FOOT           DATE              DATE
---------------------------------------------------------------------------------------------------------------------------------
A     PUBLIX                                         51,420        467,922.00   $          9.10     January-00        December-20
A     CLOTHESTIME                                     3,600         66,600.00   $         18.60       July-00         December-05
      SUPERMARKET OF SHOES                            9,400        188,000.00   $         20.00      August-00         August-10
A     S & K MENSWEAR                                  4,000         74,000.00   $         18.50       June-00         January-06
A     RADIO SHACK                                     2,500         42,500.00   $         17.00     December-01       December-06
      HALLMARK                                        3,500         67,750.00   $         16.50     November-00       February-06
      EYE MASTER/VISIONWORKS                          3,500         73,600.00   $         21.00       May-00          December-11
A     STEIN MART                                     37,605        195,028.00   $          5.20      August-99         August-04
      NATIONAL WEIGHT LOSS                            2,500         35,000.00   $         14.00       July-01           July-06
A     HOOTERS                                         3,500         82,250.00   $         23.50       July-00         December-10
A     MICHAELS                                       23,600        270,250.00   $         11.50     February-00       February-08
A     OLD NAVY                                       25,000        250,000.00   $         10.00     January-00        January-10
A     MARSHALLS                                      27,842        208,815.00   $          7.50     October-99        January-10
A     BED BATH & BEYOND                              40,000        512,800.00   $         12.82    September-99       January-15
A     ROSS STORE                                     30,000        340,500.00   $         11.35    September-01       January-16
A     FASHION BUG                                     8,000         96,000.00   $         12.00    September-01       January-11
      VACANT                                          2,379         42,822.00   $         18.00
      CLEANERS                                        1,095         13,140.00   $         12.00    September-01      September-04
      VACANT                                          1,500         22,675.00   $         15.25
A     HERTZ                                           1,600         25,600.00   $         16.00    September-01      September-06
      WEST COAST WIRELESS                             1,149         25,278.00   $         22.00      April-01          March-06
      SUPERCUTS                                       1,219         28,037.00   $         23.00       July-01           July-06
      SIESTA NUTRITION                                1,307         35,415.00   $         23.50      March-01          March-06
      SKATEBOARDS INC.                                1,484         25,970.00   $         17.50    September-01      September-06
      ?UTE NAILS                                      1,279         28,138.00   $         22.00    September-01        March-06
A     BOOKS A MILLION                                23,000        268,750.00   $         11.25    September-00       January-11
      THE AVENUE                                      5,040         85,880.00   $         17.00    September-01       January-13
      HAIR SALON                                      2,000         44,000.00   $         22.00      March-01          March-06
A     PANERA BREAD                                    4,500         90,000.00   $         20.00    September-01      September-11
                    TOTAL                           323,519         3,688,618

                           "EXHIBIT ?"   REVISED 11/28/01

                                                                                            NEW           DEC.'01        JAN.'02
                           Estimated          ORIGINAL       NEW         ORIGINAL          TOTAL          CLOSING        CLOSING
   PROPERTY              Closing Dates         SQ. FT.      SQ. FT.       PRICE            PRICE           PRICE          PRICE
---------------------------------------------------------------------------------------------------------------------------------
1  Barrett                                            0           0    $           0   $           0   $           0   $        0

2  Venture          Est. 12/21/2001             334,620     334,620    $  25,862,205   $  26,314,789   $  28,314,789
   Duluth, GA

3  Hiram                                              0           0    $           0   $           0   $           0   $        0

4  Douglas          Est. 12/14/2001             267,764     2?7,764    $  27,159,610   $  27,159,610   $  27,159,610
   Douglasville,
   GA

5  Southlake        Est. 12/28/2001             507,748     523,848    $  61,275,188   $  65,897,803   $  65,897,803
   Morrow, GA

6  Turkey           Est. Ph. I: 12/28/2001      239,260     272,800    $  29,123,691   $  32,611,779   $  22,039,091
   Knoxville, TN    - 1/11/2002
                    Est. Ph. II: 04/30/2002
                    - 09/30/2002

7  Westside         Est. 04/30-09/30/2002       497,661     504,364    $  55,835,571   $  56,056,735
   Huntsville, AL                                                      -------------   -------------

         SUBTOTAL                                                      $ 199,256,265   $ 208,040,716

8  Fayetteville     Est. 12/28/2001                         271,859                    $  28,982,874   $  28,982,874
   Fayetteville,    - 1/11/2002
   NC

9  Sarasota         Est. 12/28/2001                         323,519                    $  40,008,000   $  40,008,000
   Sarasota, FL     - 1/25/2002

            TOTAL                             1,847,053   2,498,774    $ 199,256,265   $ 277,031,590   $ 210,402,167   $        0


                          APRIL '02           JULY '02    SEPT. '02
                           CLOSING            CLOSING      CLOSING
   PROPERTY                 PRICE              PRICE        PRICE
-------------------------------------------------------------------
1  Barrett           $                    0     $   0       $   0

2  Venture
   Duluth, GA

3  Hiram             $                    0     $   0       $   0

4  Douglas
   Douglasville,
   GA

5  Southlake         construction loan or
   Morrow, GA              earnout

6  Turkey            Commit to Purchase
   Knoxville, TN
                     $           10,572,688


7  Westside          Commit to Purchase
   Huntsville, AL    $           56,056,735
         Subtotal

8  Fayelteville
   Fayelteville,
   NC

9  Sarasota
   Sarasota, FL

            TOTAL    $           66,629,423     $   0       $   0

                              FAYETTEVILLE PAVILION

                                   EXHIBIT B-8

                                                                                                       LEASE             LEASE
                                                                    ANNUAL         RENT            COMMENCEMENT       EXPIRATION
                    TENANTS                           S.F.         BASE RENT    PER SQ. FOOT           DATE              DATE
---------------------------------------------------------------------------------------------------------------------------------
A     Food Lion/Delhaize                             46,000        459,000.00   $         10.20      March-00         December-19
      Dick's                                         45,000        405,000.00   $          9.00     November-01       January-16
A     Linen's-n-Things                               35,000        376,250.00   $         10.75     December-01       January-16
      Petsmart                                       26,040        273,420.00   $         10.50     January-00        January-16
A     Marshall's                                     30,000        228,600.00   $          7.62     November-98       October-08
A     Michael's                                      23,669        213,021.00   $          9.00      March-99         February-09
      Dollar Tree                                     6,000         78,000.00   $         13.00    September-01      September-06
      Party City                                     11,000        165,000.00   $         15.00     November-98       December-08
      Retail                                          3,000         45,000.00   $         15.00     November-01       November-06
      Fashion Bug                                     8,500        102,000.00   $         12.00     October-00        October-10
      Rack Room                                       7,500        117,000.00   $         15.60      August-99         August-08
A     Radio Shack                                     2,150         35,475.00   $         16.50     January-00        January-05
      Funco Land                                      1,850         31,450.00   $         17.00     January-00        January-03
      Wave Tel                                        2,450         33,075.00   $         13.50      March-01          March-06
      Omega Sports                                    6,300         91,350.00   $         14.50       June-00           June-05
      Kyoto Express                                   2,400         43,200.00   $         1?.00     December-00       December-05
      Jersey Mike's                                   1,200         20,700.00   $         17.25     December-00       December-05
      Super Cute                                      1,200         21,600.00   $         18.00      April-01          April-0?
      Fam??ty Christian                               5,200         80,600.00   $         15.50      March-01          March-11
A     Verizon Wireless                                3,200         57,600.00   $         18.00     January-01        December-05
      Buffalo Wild Wings                              5,200         88,400.00   $         17.00     January-02        January-12
                    TOTAL                           271,859         2,966,741

                                 Earnout Formula

        Property                                     Capitalization Rate
        --------                                     -------------------
        2.   Venture Pointe                                 10.4710%
        4.   Douglasville Pavillion                         10.8106%
        5.   Southlake Pavillion                            10.1088%
        6.   Turkey Creek Pavillion Phases I & II           10.1658%
        7.   Westside Center                                10.1177%
        8.   Fayettville Pavillion Phases I & II            10.2327%

At the closings, if any of the tenants listed on Exhibits B2 and B4 - B8 (or any substitute described below) has not taken possession of their premises and begun paying full rent on a current basis including all pass through amounts, or has taken possession of their premises and has begun paying rent at an amount less than that set forth in the respective Exhibits B2 and B4 - B8, then the amount due to Seller for the respective Property shall be the amount equal to the actual base minimum rent for such subject property divided by the applicable capitalization rate set forth above, but in no event more than the amount for each Property (except for Exhibit B7 and Phase II of Exhibit B6 which will not be subject to this limitation) set forth in paragraph 1 of the Agreement and as listed on Exhibit C. At the closings, if any of the tenants listed on Exhibits B2 and B4 - B8 (or any substitute tenants therefore reasonably acceptable to Purchaser) are paying rent at an amount in excess of that amount set forth in the applicable Exhibits B2 and B4 - B8, then the amount due to Seller for such premises shall be the actual base minimum rent divided by the applicable capitalization rate set forth above, but in no event more than the amount for each Property (except for Exhibit B7 and Phase II of Exhibit B6 which will not be subject to this limitation) set forth in paragraph 1 of the Agreement and as listed on Exhibit C. [In connection with the Automated Teller Machine located on Turkey Creek (B6), the purchase price for Phase II thereof will be increased as a result thereof in an amount equal to the base minimum rent generated by the Automated Teller Machine divided by the applicable capitalization rate set forth above and seller will be entitled to all rental proceeds thereof until the purchase price applicable thereto is paid to Seller from Purchaser.]

At any time before the expiration of eighteen (18) months following the closing of the respective Property, Seller shall have a license and right to enter upon the premises of any Property listed on B2 and B4 - B8 upon which a structure currently exists but which is vacant at the time of closing of such Property to construct tenant improvements and build out for the vacant space (as such space may be modified by Seller in a manner reasonably acceptable to Purchaser and in compliance with all applicable laws, leases and restrictions of record) provided
(i) Seller will not unreasonably interfere with any other tenant of the respective Property or such Property's operations, (ii) Seller will take all actions reasonably requested by Purchaser to prevent any mechanic's lien from attaching to the respective Property, (iii) Seller will indemnify Purchaser with respect to the construction of the tenant improvements and build out on the respective Property and (iv) Seller will enter into contracts for construction of such improvements with responsible contractors which will provide all insurance and payment bonds generally required for construction related activities of this type. Purchaser shall, at Seller's sole cost and expense, assist Seller in obtaining all necessary permits, shall otherwise reasonably cooperate in such construction and shall execute leases for applicable leasing spaces which have been approved by Purchaser (which approval is not to be unreasonably withheld), provided that Purchaser shall bear no liability or expenses incurred in connection with such construction or leasing and placing tenants in such spaces. Once such premises are completed, a final certificate of occupancy has been issued, the respective tenant has taken possession of and accepted such premises "as is", has opened for business and has begun paying full rent on a current basis including all pass through amounts, then Purchaser shall pay to Seller an amount equal to the base minimum rent from such tenant divided by the applicable capitalization rate set forth above, but in no event [when added to the amount previously paid to Seller at the closing of the applicable Property)] more than the amount for each Property except for Phase II of Exhibit B6 and Exhibit B7 set forth in paragraph 1 of the Agreement and as listed on Exhibit C, not later than ten (10) business days following Seller's written request therefor, accompanied by tenant's estoppel.

All closings for these additional improvements must comply with all of the terms and conditions contained in the entire Agreement. [with the exception of matters in the General Addendum or Venture Addendum,] Seller hereby waives all rights to additional amounts for improvements not completed with tenants occupying their respective premises and paying full rent on a current basis including all pass through amounts and otherwise complying with these provisions and the Agreement not later than eighteen (18) months following the closing of the respective Property.

                                GENERAL ADDENDUM


     So long as leases acceptable to Purchaser have been executed for such area, Purchaser agrees to provide construction financing at a rate of nine percent (9%) per annum (funded monthly upon certification by Purchaser's Inspector whose fees and expenses will be paid by Seller) to Seller to construct improvements (either as currently depicted on the site plan or substitutions [therefor] reasonably acceptable to Purchaser and in conformance with all legal requirements) on [the unbuilt portions of the Westside Center in Huntsville, Alabama (B7), the unbuilt portions of Phase II of Turkey Creek (B6), on] either side of Goody's at Southlake Pavilion [(B5)], and BW3 at Fayetteville [(B8)], provided that in no case will Purchaser be required to provide financing in excess of $70.00 per square foot. The documents evidencing this loan will be reasonably acceptable to both parties. [Without reference to the requirement that the Structure currently exists,] Seller will have the rights to construct such improvements in accordance with and subject to the terms and conditions of Exhibit D, and provided that Seller will have the right to access and construct such improvements in accordance with the terms of Exhibit D and shall be entitled to payment of earnout amounts calculated in accordance with Exhibit D for four (4) years from the date of closing of the respective property.

     At Seller's sole cost and expense, the parties will exert their best efforts to subdivide the outparcels indicated as Century Bank, Nationsbank and SunTrust on Exhibit [B9] in accordance with all applicable laws, leases and restrictions of record. If not subdivided earlier, this obligation shall survive closing. If the outparcels have not been subdivided with [twelve (12)] months of closing, then [Purchaser is unconditionally obligated to purchase such outparcels from Seller for a purchase price of two (2) million dollars ($2,000,000) on a date not later than ten (10) business days following Seller's demand therefor accompanied by each tenant's estoppel certificate. All closings for these outparcels must comply with all of the terms and conditions contained in the entire agreement. Until Purchaser acquires the outparcels, Seller is entitled to all rental proceeds therefrom and purchaser hereby agrees to deliver all rental proceeds to Seller not later than five (5) days after its receipt thereof from each tenant of an outparcel. Purchaser is not liable to Seller for any default by the tenant of each such outparcel, but will cooperate with Seller to enforce such leases at Seller's sole cost and expense].

                                VENTURE ADDENDUM

     Prior to closing, Seller and Purchaser will cooperate to subdivide certain portions of the Venture Property (the "Outlots") crosshatched on [Exhibit] A-2 consisting of approximately _______ square feet ("Outlot 1"), and approximately ________ square feet ("Outlot 2"), and to the extent either of such Outlots are so subdivided they shall not be conveyed to Purchaser. If either of such Outlots are not subdivided before closing, then with respect to such Outlots conveyed to Purchaser, Seller and Purchaser will exert their best efforts to subdivide such Outlots and reconvey them to Seller at no cost to Seller. Such Outlots will be subdivided only if they can be conveyed as separate legal lots under all applicable laws and no lease or reciprocal easement agreement (""REA"") will be violated as a result thereof and further provided that all future use of the Outlots will be restricted by existing leases at the Venture Property and the REA. Seller will have no right to require construction financing with respect to either Outlot. If the Outlots are not subdivided [and without reference to the requirement that the structure currently exists], Seller will have the right to construct improvements on the Outlots in accordance with and subject to the terms and conditions of Exhibit D, provided that Seller will have the right to access and construct such improvements and shall be entitled to payment of earnout amounts set forth in Exhibit D for three (3) years from the date of closing of the Venture Property (based on the capitalization rate for the Venture Property set forth in Exhibit D). If the Outlots are subdivided, then, if Seller constructs any improvements on the Outlots, a final certificate of occupancy is issued, the respective tenant has taken possession of and accepted such premises ""as is, "" has opened for business and has begun paying rent on a current basis including all pass through amounts, all within three (3) years from the date of the closing of the Venture Property, then Seller, at its sole option, may require Purchaser to purchase such improvements and take assignment of and assume all applicable leases (provided that Purchaser shall be entitled to review and approve all leases, which approval will not be unreasonably withheld), and Purchaser shall pay to Seller an amount equal to the base minimum rent from such tenant divided by the capitalization rate set forth for the Venture Property in Exhibit D. Such closing will comply with all of the terms and conditions contained in the entire Agreement.